                                                                   EXHIBIT 10.17



                                                                [EXECUTION COPY]





                                AGREEMENT OF PURCHASE AND SALE

                                            BETWEEN

                                            SELLERS
                           IDENTIFIED IN SCHEDULE 1 ATTACHED HERETO,
                                          AS SELLERS

                                              AND

                                   SPIEKER PROPERTIES, L.P.
                                           AS BUYER

                                      SEPTEMBER 15, 1997

                               TABLE OF CONTENTS

                                                                                  Page
                                                                                  ----


                                  ARTICLE I

                                 DEFINITIONS

Section 1.1  Definitions.............................................................1
Section 1.2  Terms Generally.........................................................8


                                  ARTICLE II

                       PURCHASE AND SALE OF PROPERTIES


Section 2.1  Sale....................................................................8
Section 2.2  Purchase Price.........................................................10


                                 ARTICLE III

                             CONDITIONS PRECEDENT

Section 3.1  Conditions to Buyer's Obligation to Purchase...........................14
Section 3.2  Conditions to Sellers' Obligations to Sell.............................15
Section 3.3  Termination............................................................16
Section 3.4  Waiver by Buyer........................................................16
Section 3.5  Excluded Consent Properties............................................16


                                  ARTICLE IV

                       REPRESENTATIONS AND WARRANTIES;
                    BUYER'S EXAMINATION OF THE PROPERTIES

Section 4.1  Representations and Warranties of Sellers..............................18
Section 4.2  Deposit After Due Diligence Period.....................................20
Section 4.3  Estoppels..............................................................20
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
Section 4.4  Limitation on Claims; Survival of Representations and Warranties.......21
Section 4.5  Representations and Warranties of Buyer................................23
Section 4.6  Buyer's Independent Investigation......................................24
Section 4.7  Entry and Indemnity; Limits on Government Contacts.....................27
Section 4.8  Release................................................................29


                                  ARTICLE V

                                    TITLE

Section 5.1  Conveyance of Title....................................................30
Section 5.2  Evidence of Title......................................................31


                                  ARTICLE VI

                             BROKERS AND EXPENSES

Section 6.1  Brokers................................................................32
Section 6.2  Expenses...............................................................32


                                 ARTICLE VII

                     INTERIM OPERATION OF THE PROPERTIES

Section 7.1  Interim Operation of the Properties....................................32
Section 7.2  Tenant Improvement Costs, Leasing Commissions and Free Rent............34
Section 7.3  Sellers' Maintenance of the Properties.................................35
Section 7.4  Lease Enforcement......................................................35
Section 7.5  Lease Termination Prior to Closing.....................................35
Section 7.6  Tenant Notices.........................................................35
Section 7.7  Risk of Loss and Insurance Proceeds....................................35
Section 7.8  Notifications..........................................................36


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
                                  ARTICLE VIII

                               CLOSING AND ESCROW

Section 8.1  Escrow Instructions....................................................37
Section 8.2  Closing................................................................37
Section 8.3  Deposit of Documents...................................................37
Section 8.4  Estoppel Certificates..................................................40
Section 8.5  Prorations.............................................................41
Section 8.6  Discharge of Sellers' Bonds............................................45
Section 8.7  Tax Certiorari Proceedings.............................................45
Section 8.8  Tenant Obligations.....................................................46


                                   ARTICLE IX

                                  MISCELLANEOUS

Section 9.1  Notices................................................................46
Section 9.2  Entire Agreement.......................................................47
Section 9.3  Time...................................................................48
Section 9.4  Attorneys' Fees........................................................48
Section 9.5  No Merger..............................................................48
Section 9.6  Assignment.............................................................48
Section 9.7  Counterparts...........................................................49
Section 9.8  Governing Law; Jurisdiction and Venue..................................49
Section 9.9  Waiver of Trial by Jury................................................49
Section 9.10  Confidentiality and Return of Documents...............................50
Section 9.11  Interpretation of Agreement...........................................52
Section 9.12  Amendments............................................................52
Section 9.13  No Recording..........................................................52
Section 9.14  No Third Party Beneficiary; Sellers' Obligations Several..............52
Section 9.15  Severability..........................................................52
Section 9.16  Drafts not an Offer to Enter into a Legally Binding Contract..........53
Section 9.17  Further Assurances....................................................53
Section 9.18  Statutory Disclosure for Properties Located in the State of Oregon....53
Section 9.19  Statutory Disclosure Regarding Boca Colonnade.........................53


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
Section 9.20  Special Provisions Regarding Properties Located in the
              Commonwealth of Pennsylvania..........................................54
Section 9.21  Special Provision Regarding Broadbent Business Park...................54
Section 9.22  Special Provisions Regarding Properties Located in the State
              of Colorado...........................................................55
Section 9.23  SEC Compliance........................................................55
Section 9.24  No Marketing..........................................................55
Section 9.25  Security for Sellers' Obligations.....................................55
Section 9.26  Section 1031 Exchange.................................................56
Section 9.27  Kruse Woods-Land Option...............................................57
Section 9.28  Partnership Option....................................................57
Section 9.29  Consolidation of Pool A Properties and Pool B Properties..............58

EXHIBITS
EXHIBIT A  REAL PROPERTY DEEDS
EXHIBIT B  ASSIGNMENTS OF GROUND LEASES
EXHIBIT C  LEASEHOLD IMPROVEMENTS DEED
EXHIBIT D  ASSIGNMENT OF PARTNERSHIP INTERESTS
EXHIBIT E  BILL OF SALE
EXHIBIT F  ASSIGNMENT OF LEASES
EXHIBIT G  ASSIGNMENT OF CONTRACTS, WARRANTIES AND
           GUARANTEES AND OTHER INTANGIBLE PROPERTY
EXHIBIT H  DESIGNATION AGREEMENT
EXHIBIT I  BUYER'S AS-IS CERTIFICATE
EXHIBIT J  TENANT ESTOPPEL CERTIFICATE
EXHIBIT K  INTENTIONALLY OMITTED
EXHIBIT L  SELLERS' AFFIDAVIT
EXHIBIT M  GROUND LEASE ESTOPPEL CERTIFICATE

SCHEDULES

SCHEDULE 1      SELLERS
SCHEDULE 2.1.1  PROPERTY DESCRIPTIONS
SCHEDULE 2.1.2  LEASEHOLD ESTATES
SCHEDULE 2.1.3  EXISTING LEASES
SCHEDULE 2.1.4  INTENTIONALLY OMITTED
SCHEDULE 2.1.5  TENANT PURCHASE RIGHTS
SCHEDULE 2.1.6  POOL A PROPERTIES [SPIEKER]
SCHEDULE 2.1.7  POOL B PROPERTIES [BANKERS TRUST]
SCHEDULE 2.2.1  WIRING INSTRUCTIONS


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SCHEDULE 2.2.2  SUMMARY OF TERMS OF PREFERRED PARTNERSHIP UNITS
SCHEDULE 4.1.1  REQUIRED CONSENTS
SCHEDULE 4.1.2  NON-TERMINABLE CONTRACTS
SCHEDULE 4.1.3  PENDING LITIGATION
SCHEDULE 7.2    LEASING COSTS
SCHEDULE 8.1.1  TRANSFER TAXES

                         AGREEMENT OF PURCHASE AND SALE


               AGREEMENT OF PURCHASE AND SALE, dated as of September 15, 1997 (this "Agreement"), between the parties identified on Schedule 1 attached hereto, each a Delaware limited partnership (each, a "Seller," and collectively, the "Sellers"), and Spieker Properties, L.P., a California limited partnership ("Buyer").


                                    ARTICLE I

                                   DEFINITIONS

               Section 1.1 Definitions. As used in this Agreement, the following terms shall have the meanings set forth below, which meanings shall be applicable equally to the singular and plural of the terms defined:

               "Additional Rents" shall have the meaning set forth in Section 8.5(a).

               "Affiliate" shall mean with respect to any Person (i) any other Person that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with such Person, (ii) any other Person owning or controlling 10% or more of the outstanding voting securities of or other ownership interests in such Person, (iii) any officer, director or partner of such Person, (iv) if such Person is an officer, director or partner, any other company for which such Person acts in any such capacity, (v) with respect to Bankers Trust, any Person in which Bankers Trust directly or indirectly owns or controls ten percent (10%) or more of the ownership interests or (vi) with respect to Spieker Properties, L.P., Spieker Northwest, Inc. or any Affiliate of Spieker Northwest, Inc.

               "Agreement" shall have the meaning set forth in the first paragraph of this Agreement.

               "Allocated Purchase Price" shall have the meaning set forth in
        Section 8.5(f).

               "Assignment of Partnership Interest" shall have the meaning set forth in Section 5.1.

               "Assignment of Contracts" shall have the meaning set forth in
        Section 8.3(a).

               "Assignment of Ground Lease" shall have the meaning set forth in
        Section 5.1(b).

               "Assignment of Leases" shall have the meaning set forth in
        Section 8.3(a).

               "Bankers Trust" shall mean Bankers Trust New York Corporation, a New York corporation,

               "Beneficiary" shall have the meaning set forth in Section 2.2(b).

               "Bill of Sale" shall have meaning set forth in Section 8.3(a).

               "Business Day" shall mean any day other than a Saturday, a Sunday, or a federal holiday recognized by the Federal Reserve Bank of New York.

               "Buyer" shall have the meaning set forth in the first paragraph of this Agreement and shall include any assignee of Buyer (including, without limitation, any Permitted Assignee).

               "Buyer Party" or "Buyer Parties" shall have the meaning set forth in Section 4.7.

               "Capital City Agreement" shall have the meaning set forth in
        Section 3.5(b).

               "Capital City Plaza" shall have the meaning set forth in Section 3.5(b).

               "Cash Deposit" shall mean the cash, if any, funded by Buyer pursuant to clause (A) of Section 2.2(b)(i) as part of the Deposit.

               "Claim Notice" shall mean a written notice delivered by Buyer or a Permitted Assignee to Sellers setting forth (i) the identity of the Property with respect to which a breach or inaccuracy of a representation or warranty is alleged to have occurred, (ii) a reasonably detailed description of the claimed breach or inaccuracy, including reasonably detailed information as to the adverse effect on the value of the Property to which such claimed breach relates, (iii) the specific provision of this Agreement under which such breach is claimed and (iv) complete and detailed evidence of the satisfaction of the conditions to Buyer's or a Permitted Assignee's recovery set forth in Section 4.4.

               "Claims" shall have the meaning set forth in Section 4.4(a).

               "Closing" shall have the meaning set forth in Section 2.2(b).


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               "Closing Date" shall have the meaning set forth in Section 8.2.

               "Closing Documents" shall have the meaning set forth in Section 4.4(a).

               "Closing Month" shall have the meaning set forth in Section
        8.5(a).

               "Code" shall mean the Internal Revenue Code of 1986, as amended, or any corresponding provision(s) of any succeeding law.

               "Confidential Information" shall have the meaning set forth in
        Section 9.10(c).

               "Confidentiality Agreement" shall mean the Confidentiality Agreement, dated April 24, 1997, between Spieker Properties, Inc. and Goldman, Sachs & Co.

               "Consent Properties" shall mean, collectively, (i) Broadbent Business Park, Albuquerque, NM; (ii) Stadium Towers Plaza, Anaheim, CA;
        (iii) Milwaukie Marketplace, Lake Oswego, OR; (iv) 5000 Meadows, Lake Oswego, OR; (v) 4900 Meadows, Lake Oswego, OR; (vi) Kruse Woods III, Lake Oswego, OR; and
        (vii) Capital City Plaza, Atlanta, GA.

               "Contracts" shall have the meaning set forth in Section 2.1(e).

               "December Properties" shall have the meaning set forth in Section 2.2(c).

               "Deed" shall have the meaning set forth in Section 5.1(a).

               "Deposit" shall mean the Cash Deposit (if any) and the Deposit L/Cs taken together.

               "Deposit Date" shall mean October 10, 1997.

               "Deposit L/C" and "Deposit L/Cs" shall have the meaning set forth in Section 2.2(b).

               "Designation Agreement" shall have the meaning set forth in
        Section 8.3(a).

               "Due Diligence Materials" shall mean all of the documents and other materials delivered to Buyer, its Permitted Assignees and their representatives during the Due Diligence Period, including, without limitation, the materials referenced in the two- volume set delivered to Buyer and its representatives entitled "WCB Properties Due

        Diligence Index" (as last updated on or before October 9, 1997), but excluding material contained in the "Dyna-Lease" computer diskettes to the extent not otherwise included in other documents or materials comprising the Due Diligence Materials.

               "Due Diligence Period" shall mean the period commencing on August 22, 1997 and ending at 1:00 P.M. (San Francisco time) on October 10, 1997 (as such period may be extended by written notice from Sellers to Buyer), during which period Buyer shall conduct the due diligence activities contemplated by Section 4.6 of this Agreement.

               "Effective Date" shall mean the date of this Agreement.

               "Evaluation Material" shall have the meaning set forth in Section 9.10(a).

               "Exchange" shall have the meaning set forth in Section 9.26.

               "Excluded Consent Property" shall have the meaning set forth in
        Section 3.5.

               "Existing Leases" shall mean those leases, license agreements and occupancy agreements identified on Schedule 2.1.3, as the same may be amended or modified from time to time in accordance with the terms of this Agreement.

               "Fee Parcel" shall have the meaning set forth in Section 2.1(a).

               "Fee Property" or "Fee Properties" shall have the meaning set forth in Section 2.1(a).

               "Goldman" shall have the meaning set forth in Section 6.1.

               "Governmental Authority" shall mean any federal, state, county or municipal government, or political subdivision thereof, any governmental agency, authority, board, bureau, commission, department, instrumentality, or public body, or any court or administrative tribunal.

               "Ground Lease" shall have the meaning set forth in Section
        4.6(b).

               "Guarantor" shall have the meaning set forth in Section 9.25.

               "Hazardous Materials" shall mean materials, wastes or substances that are (A) included within the definition of any one or more of the terms "hazardous substances," "hazardous materials," "toxic substances," "toxic pollutants" and "hazardous waste" in


                                       -4-


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        the Comprehensive Environmental Response, Compensation and Liability Act
        of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901, et seq.), the Clean Water Act (33 U.S.C. Section 1251, et seq.), the Safe Drinking Water Act (14 U.S.C. Section 1401, et seq.), the Hazardous Materials Transportation Act (49 U.S.C. Section 1801, et seq.), and the Toxic Substance Control Act (15 U.S.C. Section 2601, et seq.) and the regulations promulgated pursuant to such laws, (B) regulated, or classified as hazardous or toxic, under federal, state or local environmental laws or regulations, (C) petroleum, (D) asbestos or asbestos-containing, (E) polychlorinated biphenyls, (F) flammable explosives or (G) radioactive materials.

               "Improvements" shall have the meaning set forth in Section
        2.1(a).

               "Indemnified Party" shall have the meaning set forth in Section 6.1.

               "Intangible Property" shall have the meaning set forth in Section 2.1(h).

               "Leasehold Estate" or "Leasehold Estates" shall have meaning set forth in Section 2.1(b).

               "Leasehold Improvements" shall have the meaning set forth in
        Section 2.1(b).

               "Leasehold Improvements Deed" shall have the meaning set forth in
        Section 5.1(c).

               "Leasehold Property" or "Leasehold Properties" shall have the meaning set forth in Section 2.1(b).

               "Leases" shall mean all Existing Leases and New Leases, collectively.

               "Leasing Costs" shall have the meaning set forth in Section
        7.2(a).

               "Licenses and Permits" shall have the meaning set forth in
        Section 2.1(h).

               "Major Leases" shall have the meaning set forth in Section 7.1.

               "New Leases" shall mean those leases, license agreements and occupancy agreements encumbering any Real Property which are entered into after the Effective Date in accordance with the terms of this Agreement, as the same may be amended or modified from time to time in accordance with the terms of this Agreement.


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               "Non-Terminable Contracts" shall have the meaning set forth in
        Section 4.1(g).

               "Option Agreement" shall have the meaning set forth in Section 9.27.

               "Order" shall mean an order or decree of any Governmental Authority.

               "Partnership Interest" shall have the meaning set forth in
        Section 2.1(i).

               "Partnership" shall mean Park Lane Associates L.P., a Pennsylvania limited partnership.

               "Partnership Agreement" shall mean the Second Amended and Restated Agreement of Limited Partnership of Park Lane Associates, L.P., dated as of December 2, 1994, by and among WCB Twelve, Inc., WCB Twelve Limited Partnership, Henry L. Hillman, Elsie Hilliard Hillman and C.G. Grefenstette, Trustees of the Henry L. Hillman Trust U/A dated November 18, 1985, Venhill Limited Partnership and Parklane Properties, Inc.

               "Permitted Assignee" shall have the meaning set forth in Section 9.6.

               "Permitted Exceptions" shall have the meaning set forth in
        Section 5.1.

               "Person" shall mean any individual, partnership, corporation, limited liability company, trust or other legal entity.

               "Personal Property" shall have the meaning set forth in Section 2.1(c).

               "Pool A Properties" shall mean those Properties listed on
        Schedule 2.1.6 attached hereto.

               "Pool B Properties" shall mean those Properties listed on
        Schedule 2.1.7 attached hereto.

               "Prescribed Form" shall have the meaning set forth in Section
        8.4.

               "Prime Rate" shall mean the prime (or base) rate of interest publicly announced by Citibank, N.A. or its successors from time to time.

               "Property" or "Properties" shall have the meaning set forth in
        Section 2.1.



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



               "Purchase Price" shall have the meaning set forth in Section 2.2(a).

               "Real Estate Taxes" shall have the meaning set forth in Section 4.6(b).

               "Real Property" or "Real Properties" shall have the meaning set forth in Section 2.1.

               "Records and Plans" shall have the meaning set forth in Section 2.1(g).

               "Rent Rolls" shall have the meaning set forth in Section 4.1(f).

               "Representatives" shall have the meaning set forth in Section 9.10(a).

               "Required Deletion Items" shall have the meaning set forth in
        Section 3.1(c).

               "Required Percentage" shall have the meaning set forth in Section 8.4(a).

               "Schedule of Contracts" shall have the meaning set forth in
        Section 4.1(g).

               "Seller" or "Sellers" shall have the meaning set forth in the first paragraph of this Agreement.

               "Seller Party" or "Seller Parties" shall have the meaning set forth in Section 4.8(a).

               "Sellers' Affidavit" shall have the meaning set forth in Section 3.1(c).

               "Sellers' Bonds" shall have the meaning set forth in Section 8.6.

               "Significant Tenant" shall mean any Tenant occupying space equal to ten percent (10%) or more of the rentable square footage of any Property.

               "Significant Transaction" shall have the meaning set forth in
        Section 7.1(b).

               "Survey" shall have the meaning set forth in Section 4.6(b).

               "Tenant" shall mean the tenant, occupier or licensee under any lease, license agreement or occupancy agreement encumbering any Real Property.

               "Title Agreement" shall have the meaning set forth in Section 3.1(c).


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



               "Title Commitment" shall have the meaning set forth in Section 3.1(c).

               "Title Company" shall have the meaning set forth in Section
        2.2(b).

               "Title Policy" shall have the meaning set forth in Section 5.2.

               "Warranties" shall have the meaning set forth in Section 2.1(f).

               "WCB Entities" shall mean, collectively, (i) WCB Holdings Limited Partner ship, (ii) WCB Holdings II, L.L.C., (iii) WCB Holdings III, L.L.C. and (iv) WCB Holdings IV, L.L.C.

               "WCB Holdings" shall mean WCB Holdings Limited Partnership, a Delaware limited partnership.

               Section 1.2 Terms Generally. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

               (a) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

               (b) the words "including" and "include" and other words of similar import shall be deemed to be followed by the phrase "without limitation"; and

               (c) any consent, determination, election or approval required to be obtained, or permitted to be given, by or of any party hereunder, shall be granted, withheld or made (as the case may be) by such party in the exercise of such party's sole and absolute discretion.


                                   ARTICLE II

                         PURCHASE AND SALE OF PROPERTIES

               Section 2.1 Sale. Each Seller agrees to sell to Buyer, and Buyer agrees to purchase from each such Seller, subject only to the Permitted Exceptions and to all other terms, covenants and conditions set forth herein, all of such Seller's right, title and interest in and to the following: (a) each parcel of land described in Schedule 2.1.1 attached hereto (each, a "Fee Parcel") identified as being owned by such Seller on Schedule 2.1.1, together with any and all rights, privileges and easements appurtenant thereto owned by such Seller (including any rights of such Seller as declarant), together with all buildings, improvements and fixtures (other than fixtures owned or removable by any Tenant or third party) located thereon (collectively, the "Improvements"; each Fee Parcel, together with the Improvements thereon, a "Fee Property" and, collectively, the "Fee Properties"); (b) each leasehold estate described in
Schedule 2.1.2 attached hereto identified as being owned by such Seller on
Schedule 2.1.2, together with any and all rights appurtenant thereto owned by such Seller (each, a "Leasehold Estate" and, collectively, the "Leasehold Estates"), together with all buildings, improvements and fixtures (other than fixtures owned or removable by any Tenant or third party) located thereon (collectively, the "Leasehold Improvements;" each Leasehold Estate, together with the Leasehold Improvements thereon, a "Leasehold Property" and, collectively, the "Leasehold Properties"); (c) all tangible personal property not owned or removable by any Tenant or third party, if any, located on the Real Properties and used in the operation or maintenance of any one or more of the Real Properties (the "Personal Property"); (d) (i) such Seller's interest, as landlord, owner or licensor, in each of the Existing Leases, (ii) such Seller's interest, as landlord, owner or licensor, in any New Leases and (iii) to the extent assignable, such Seller's rights under any guarantees, letters of credit or other instruments that secure or guarantee the performance of the obligations of each Tenant; (e) to the extent assignable, all service contracts, maintenance contracts, operating contracts, warranties, guarantees, listing agreements, parking contracts and like contracts and agreements relating to the Real Properties, and commission agreements, equipment leases, contracts, subcontracts and agreements relating to the construction of any unfinished tenant improvements (collectively, the "Contracts"), provided, that the term "Contracts" shall not include any management agreements or contracts, all of which Sellers shall terminate as of the Closing Date; (f) to the extent assignable, all warranties and guaranties made by or received from any third party with respect to any building, building component, structure, fixture, machinery, equipment or material situated on any Real Property, or contained in any or comprising a part of any Improvement or Leasehold Improvement (collectively, the "Warranties"); (g) to the extent such Seller currently has such items in its possession, all (i) preliminary, final and proposed building plans and specifications (including "as-built" floor plans and drawings) and tenant improvement plans and specifications for the Improvements and the Leasehold Improvements and (ii) surveys, grading plans, topographical maps, architectural and structural drawings and engineering, soils, seismic, geologic and architectural reports, studies and tests relating to any Real Property ((g)(i) and (g)(ii) collectively, the "Records and Plans"); (h) to the extent trans ferable, any intangible personal property now or hereafter owned by such Seller and used in the ownership, use or operation of any one or more of the Real Properties and/or the Personal Property, excluding the names "WCB Properties," "WCB Holdings," "WCB Properties Limited Partnership" and related names and proprietary computer equipment, software and systems, but including all (i) licenses, permits, building inspection approvals, certificates of occupancy, approvals, subdivision maps and entitlements issued, approved or granted by Governmental Authorities in connection with a Real Property, (ii) unrecorded covenants, conditions and restrictions, reciprocal easement agreements, area easement agreements and other common or planned development agreements or documents affecting any Real Property and (iii) licenses, consents, easements, rights of way and approvals obtained from private parties to make use of utilities and to ensure vehicular and pedestrian ingress and egress for any Real Property ((h)(i), (h)(ii) and (h)(iii) collectively, the "Licenses and Permits") or other rights relating to the ownership, use or operation of any of the Real Properties or the Personal Property (col lectively, the "Intangible Property"); and (i) partnership interests (the "Partnership Interest") aggregating seventy-nine percent (79%) of all outstanding interests in the Partnership. Sellers will deliver written notice to their property managers requesting that they deliver any of the foregoing materials in such property managers' possession to Buyer. Each (i) Fee Property, (ii) Leasehold Property or (iii) real property owned by the Partnership, is referred to herein individually as a "Real Property" and all of the foregoing are referred to herein collectively as the "Real Properties." Each Fee Property and Leasehold Property, together with the Personal Property, the Leases, the Contracts, the Warranties, the Records and Plans and the Intangible Property relating thereto and the Partnership Interest, are referred to herein as a "Property" and, collectively, as the "Properties."

               Section 2.2  Purchase Price.

               (a) The purchase price of the Properties is SEVEN HUNDRED TWENTY-FIVE MILLION AND NO/100 DOLLARS ($725,000,000.00) (the "Purchase Price"), subject to prorations, credits and adjustments as set forth herein.

               (b) The Purchase Price shall be paid by Buyer as follows:

                   (i) By 3:00 P.M. (San Francisco time) on the Deposit Date, Buyer shall either (A) deposit by wire transfer (made in accordance with the wiring instructions set forth on Schedule 2.2.1 attached hereto) of immediately available funds, in escrow with Commonwealth Land Title Insurance Company, 525 Market Street, Suite 1560, San Francisco, California 94105 (Attn: Carol Carroza) (the "Title Company") a cash payment in the amount of $36,250,000.00 less the face amount of any Deposit L/Cs issued pursuant to clause (B) of this Section 2.1(b)(i) and/or (B) deliver to the Title Company one or two irrevocable, clean, stand-by letters of credit (each, a "Deposit L/C") and together, the "Deposit L/Cs") in the amount of $36,250,000.00 less the Cash Deposit amount. For the avoidance of doubt, the sum of the Cash Deposit, if any, plus the face amount of any Deposit L/Cs shall equal $36,250,000.00. Each Deposit L/C shall (w) be in a form reasonably acceptable to Sellers, (x) be issued in favor of the Title Company (as escrow holder under this Agreement (in such capacity, the "Beneficiary")) and (y) be issued by a bank that has a long-term unsecured debt rating of A+ by Standard & Poor's Rating Services and that is otherwise reasonably satisfactory to Sellers (it being understood that even if two Deposit L/Cs are delivered, both shall be issued by the same bank). Each Deposit L/C (and any replacement thereof furnished in accordance with the provisions of this Section 2.2(b)) shall have an expiration date no earlier than the first anniversary of the date of issuance thereof and shall be automatically renewed from year to year unless stated not to be so renewed by the issuer thereof in a written notice given to Sellers not less than 30 days prior to the expiration thereof. In the event of the termination of any Deposit L/C (and any replacement thereof furnished in accordance with the provisions of this Section 2.2(b)), Buyer shall deliver to the Beneficiary a replacement letter or letters of credit in lieu thereof no later than 30 days prior to the expiration of the preceding letter of credit. If Buyer shall fail to obtain any replacement of any Deposit L/C (and/or any replacement thereof furnished in accordance with the provisions of this Section 2.2(b)), then the Beneficiary (at Sellers' direction) shall draw down the full amount of the existing letter of credit and retain the same as security for the covenants, agreements and obligations of Buyer under this Agreement. Any such cash proceeds not applied in payment or performance of any covenants, agreement or obligation of Buyer under this Agreement shall be held by the Beneficiary, with any interest earned thereon to be treated in the same manner as interest on the Cash Deposit. Any replacement of any Deposit L/C shall be in a form reasonably acceptable to Sellers. At Closing, provided that Buyer has fully performed all of its covenants, agreements and obligations under this Agreement, including, without limitation, the payment of the Purchase Price, any Deposit L/Cs (or any replacement thereof furnished in accordance with the provisions of this Section 2.2(b)) shall be returned to Buyer, provided that in the event Sellers are entitled to retain the Cash Deposit in accordance with the terms hereof, the Beneficiary (at Sellers' direction) shall draw down the full amount of any Deposit L/Cs and treat the proceeds as part of the Cash Deposit. Sellers acknowledge that Buyer, upon two (2) Business Days' prior written notice to Sellers, shall have the right to deposit with the Title Company (in accordance with clause (A) of this Section 2.2(b)(i)) an amount in cash equal to the face amount of any Deposit L/Cs, and upon receipt by the Title Company of such payment, Beneficiary shall immediately return to Buyer the Deposit L/C (or Deposit L/Cs) to which such cash payment relates (and the Cash Portion for purposes of this Agreement shall thereafter be deemed to equal the original Cash Portion plus the amount of any such payment). Buyer acknowledges that Sellers have agreed to accept the Deposit L/Cs in lieu of a cash downpay ment against the Purchase Price solely as an accommodation to Buyer. Accordingly, as a material inducement to Sellers to enter into this Agreement, Buyer hereby irrevocably waives any and all rights, claims and causes of action of any nature whatsoever, whether now existing or hereafter arising, seeking to enjoin, delay or otherwise interfere with any attempt by the Beneficiary to draw upon any Deposit L/Cs or any replacement thereof provided to the Beneficiary in accordance with this Section 2.2(b).

                   (ii) The Cash Deposit shall be held in an interest bearing account reasonably designated by Buyer and all interest thereon shall be deemed a part of the Cash Deposit. If the sale of the Properties as contemplated hereunder is consummated, then the Cash Deposit (including the interest accrued on the Cash Deposit) shall be paid to Sellers at the consummation of the purchase and sale of the Properties contemplated hereunder (the "Closing") and credited against the Purchase Price. Notwithstanding anything that may be construed to the contrary herein, Buyer and Sellers understand and agree that Buyer shall have no obligation to fund the Cash Deposit or to deliver the Deposit L/Cs on the Deposit Date unless Buyer has completed and is satisfied in its sole and absolute discretion with its independent due diligence investigation as contemplated by Section 4.6. The parties hereto acknowledge and agree that (A) Buyer shall have the right in its sole and absolute discretion and for any or no reason whatsoever to terminate this Agreement without liability (other than for Buyer's indemnity obligations set forth in Sections 4.7(a), 6.1 and 9.4 and Buyer's indemnity and confidentiality obligations set forth in Section 9.10(a)) at any time prior to its posting the Deposit and (B) by posting the Deposit, Buyer will evidence and acknowledge its complete satisfaction with and approval of all of the Due Diligence Materials and its due diligence investigation.

                   (iii) The balance of the Purchase Price over and above the Cash Deposit (each as may be adjusted in respect of any Excluded Consent Property pursuant to Section 3.5), as adjusted pursuant to Section 8.5, shall be deposited by Buyer, by wire transfer (made in accordance with the wiring instructions set forth on Schedule 2.2.1 attached hereto) of immediately available funds, with the Title Company and paid to Sellers at the Closing.

               (c) Notwithstanding anything to the contrary herein, Buyer and Sellers agree that prior to the Deposit Date they shall agree (i) on a list of Properties (the "December Properties") that will be conveyed to Buyer by the applicable Sellers at the December 3, 1997 Closing and (ii) on the Allocated Purchase Prices for such December Properties. The aggre gate Allocated Purchase Prices of all December Properties shall be not less than $75 million and not more than approximately $150 million (as determined by Buyer). The portion of the Purchase Price equal to the total Allocated Purchase Prices of the December Properties, shall not be paid in cash as provided in Section 2.2(b)(iii) at Closing, but rather shall be paid in preferred partnership units of Spieker Properties, L.P. having the terms set forth in Schedule 2.2.2 and such other terms as the parties shall mutually agree before the Deposit Date. If the aggregate Allocated Purchase Prices of the December Properties exceed $150 mil lion, such excess shall be payable in cash in accordance with the terms of
Section 2.2(b)(iii). The parties shall negotiate in good faith to agree prior to the Deposit Date on forms of the amendment to the limited partnership agreement of Spieker Properties, L.P. and of the registration rights agreement contemplated by Schedule 2.2.2.

               (d) (i) IF THE SALE OF THE PROPERTIES IS NOT CONSUMMATED DUE TO THE FAILURE OF ANY CONDITION TO BUYER'S OBLIGATION TO PURCHASE OR SELLERS' INABILITY TO PERFORM OR DEFAULT HEREUNDER, THEN THE CASH DEPOSIT AND ANY DEPOSIT L/CS SHALL BE RETURNED TO BUYER, AND BUYER'S SOLE REMEDY, AT LAW OR IN EQUITY, SHALL BE THE RETURN OF THE DEPOSIT, PROVIDED, THAT IF THE SALE OF THE PROPERTIES IS NOT CONSUMMATED BECAUSE OF A DEFAULT UNDER THIS AGREEMENT ON THE PART OF SELLERS, BUYER MAY EITHER (A) TERMINATE THIS AGREEMENT BY WRITTEN NOTICE OF TERMINATION TO SELLERS, WHEREUPON THE DEPOSIT SHALL BE IMMEDIATELY RETURNED TO BUYER OR (B) CONTINUE THIS AGREEMENT PENDING BUYER'S ACTION FOR SPECIFIC PERFORMANCE, IN WHICH LATTER EVENT BUYER, AS A CONDITION TO SUCH ACTION, SHALL NOT ACCEPT RETURN OF THE CASH DEPOSIT AND ANY DEPOSIT L/CS AND SHALL PLACE THE FULL AMOUNT OF THE PURCHASE PRICE ABOVE THE DEPOSIT INTO ESCROW. (ii) IF THE SALE OF THE PROPERTIES IS NOT CONSUMMATED AS A RESULT OF A DEFAULT BY BUYER HEREUNDER, THEN, AS ITS SOLE AND EXCLUSIVE REMEDY, SELLERS SHALL RETAIN THE CASH DEPOSIT (INCLUDING THE PROCEEDS OF EACH DEPOSIT L/C, WHICH THE BENEFICIARY (AT SELLERS' DIRECTION) IS HEREBY AUTHORIZED TO DRAW DOWN) AS LIQUIDATED DAMAGES. THE PARTIES HAVE AGREED THAT SELLERS' ACTUAL DAMAGES, IN THE EVENT OF A FAILURE TO CONSUMMATE THIS SALE DUE TO BUYER'S DEFAULT, WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. AFTER NEGOTIATION, THE PARTIES HAVE AGREED THAT, CONSIDERING ALL THE CIRCUMSTANCES EXISTING ON THE DATE OF THIS AGREEMENT, THE AMOUNT OF THE DEPOSIT IS A REASONABLE ESTIMATE OF THE DAMAGES THAT SELLERS WOULD INCUR IN SUCH EVENT. BY PLACING THEIR INITIALS BELOW, EACH PARTY SPECIFICALLY CONFIRMS THE ACCURACY OF THE STATEMENTS MADE ABOVE AND THE FACT THAT EACH PARTY WAS REPRESENTED BY COUNSEL WHO EXPLAINED, AT THE TIME THIS AGREEMENT WAS MADE, THE CONSEQUENCES OF THIS LIQUIDATED DAMAGES PROVISION. THE FOREGOING IS NOT INTENDED TO LIMIT BUYER'S INDEMNITY OBLIGATIONS UNDER SECTIONS 4.7(a), 6.1, 9.4 AND 9.10(a).

               INITIALS:  SELLERS ___________ BUYER ___________

               (e) In the event that Buyer fails to fund on the Deposit Date (with time being of the essence) the full amount of the Deposit for any or no reason whatsoever in accordance with the terms of Section 2.2(b)(i), this Agreement shall immediately and automatically terminate. Upon any termination of this Agreement pursuant to this Section 2.2(e), no party shall have any further rights or obligations hereunder, except as provided in Sections 4.7(a), 6.1, 9.4 and 9.10(a).


                                   ARTICLE III

                              CONDITIONS PRECEDENT

               Section 3.1 Conditions to Buyer's Obligation to Purchase. Buyer's obligation to purchase the Properties is conditioned upon the satisfaction (or Buyer's written waiver) on or prior to the Closing Date of the following conditions:

               (a) There shall exist on the Closing Date no pending Order prohibiting, enjoining or restraining any Seller from consummating the transactions contemplated hereby with respect to any Property.

               (b) Except as set forth in Section 3.5, all consents required to be obtained from, or filing required to be made with, any Governmental Authority or third party in connection with the execution and delivery of this Agreement by Sellers or the consummation by Sellers of the transactions contemplated hereby shall have been obtained or made.

               (c) The Title Company shall have issued or shall have committed to issue, upon payment of the applicable premium therefor, a 1970 ALTA Owner's Policy of Title Insurance (provided, that in jurisdictions where local regulations require a form of policy other than a 1970 ALTA Owner's Policy, such other required form shall be used) with respect to each Real Property in the form of the title insurance commitment or preliminary title report issued by the Title Company and delivered to Buyer prior to the date hereof (each, a "Title Commitment"), showing title to such Real Property vested in Buyer or the Partnership, subject only to the Permitted Exceptions. It shall not be a condition to Closing that Buyer obtain any endorsements or coverages not set forth in the applicable Title Commitment. Nothing contained herein shall require any Seller to bring any action or proceeding or otherwise to incur any expense to correct, discharge or otherwise remove title exceptions or defects with respect to any Property or to remove, remedy or comply with any other grounds for Buyer's refusing to approve title, provided that the applicable Seller shall be obligated to remove or discharge, or otherwise cause the Title Company to omit as an exception to title or to insure against collection thereof from or against any Property any mortgages created by such Seller, any mechanics' liens or judgment liens that are the obligation of such Seller (as opposed to any Tenant or other third party) and any liens and encumbrances voluntarily created by such Seller in violation of Section 7.1 (collectively, the "Required Deletion Items"). If on the Closing Date there are any liens or encumbrances affecting any Real Property subject to which Buyer is not obligated to accept title, the applicable Seller may use any portion of the Purchase Price payable pursuant to Section 2.2(b) to satisfy same, provided the Title Company shall omit such lien or encumbrance as an exception to title, and provided further that such Seller shall apply the Purchase Price payable pursuant to
Section 2.2(b) to satisfy all Required Deletion Items. In furtherance of the foregoing provisions of this Section 3.1(c), the parties shall use reasonable efforts to enter into, prior to October 1, 1997, a three-party agreement with the Title Company (a "Title Agreement"), in a form mutually acceptable to Buyer and Sellers, pursuant to which the Title Company irrevocably agrees to issue on the Closing Date a title insurance policy for each Property meeting the requirements of this Section 3.1(c), subject only to (i) delivery of a Sellers' affidavit in the form of Exhibit L attached hereto (the "Sellers' Affidavit"),
(ii) payment of the applicable premiums, (iii) confirmation that no new lien or encumbrance has been filed of record after the date of such Title Agreement and
(iv) such other matters as are acceptable to Sellers and Buyer.

               (d) Buyer shall have received estoppel certificates for each Real Property to the extent required by Section 8.4.

               (e) Each of the documents required to be delivered by Sellers pursuant to Section 8.3 shall have been delivered as provided therein and Sellers shall not otherwise be in material default of their material obligations hereunder, and all of Sellers' representations and warranties contained herein shall be true and correct in all material respects as of the Closing Date.

               (f) Buyer shall not have previously terminated this Agreement pursuant to and in accordance with Section 7.7.

               Section 3.2 Conditions to Sellers' Obligations to Sell. Each Seller's obligation to sell the Properties is conditioned upon the satisfaction (or such Seller's written waiver) on or prior to the Closing Date of the following conditions:

               (a) There shall exist on the Closing Date no pending Order prohibiting, enjoining or restraining Buyer from consummating the transactions contemplated hereby with respect to any Property.

               (b) Except as set forth in Section 3.5, all consents required to be obtained from, or filings required to be made with, any Governmental Authority or third party in connection with the execution and delivery of this Agreement by Buyer or the consummation by Buyer of the transactions contemplated hereby shall have been obtained or made.

               (c) Buyer shall have paid the balance of the Purchase Price.

               (d) Buyer shall not otherwise be in material default of its material obligations hereunder, it being understood and agreed that Sellers are acting jointly in selling the Properties, and that a failure of Buyer to purchase any Property (other than as provided in Section 3.5) shall be deemed a material breach by Buyer of this Agreement, excusing performance by any or all of the Sellers.

               (e) Each of the documents required to be delivered by Buyer pursuant to Section 8.3 shall have been delivered as provided therein, and all of Buyer's representations and warranties contained herein shall be true and correct in all material respects as of the Closing Date.

               Section 3.3 Termination. In the event that any condition set forth in Section 3.1 or Section 3.2 is not satisfied on or prior to the Closing Date, then the party to this Agreement whose obligations are conditioned upon the satisfaction of such condition may in its sole and absolute discretion terminate this Agreement, subject to Section 2.2(d), by written notice delivered to the other party at or prior to the occurrence of the Closing. Upon any termination of this Agreement pursuant to this Section 3.3, no party shall have any further rights or obligations hereunder, except as provided in Sections 2.2(d), 4.7(a), 6.1, 9.4 and 9.10(a).

               Section 3.4 Waiver by Buyer. If Buyer and/or its Permitted Assignees, with actual knowledge of (i) a default in any of the covenants, agreements or obligations to be performed by any Seller under this Agreement and/or (ii) any breach of or inaccuracy in any representation or warranty of any Seller made in this Agreement, nonetheless elects to proceed to Closing, then, upon the consummation of the Closing, Buyer and/or its Permitted Assignees shall be deemed to have waived any such default and/or breach or inaccuracy and shall have no claim against any Seller with respect thereto.

               Section 3.5 Excluded Consent Properties. (a) In the event that on the Closing Date, the conditions set forth in Section 3.1(b) shall not have been satisfied by the applicable Seller(s) or if a Tenant purchase option has been exercised under a Lease with respect to any Consent Property (such Consent Property, an "Excluded Consent Property"), and but for such failure to satisfy
Section 3.1(b) (or the exercise by such Tenant of such purchase option) the conditions to Closing set forth in Section 3.1 otherwise would be satisfied on the Closing Date, (i) Buyer shall be obligated to purchase, and Sellers shall be obligated to sell, the Properties other than such Excluded Consent Property in accordance with the terms of this Agreement, and (ii) Buyer and the applicable Seller(s) shall use their commercially reasonable efforts (without incurring any additional expense) to satisfy such unsatisfied conditions as soon as reasonably possible; provided that in such circumstances "Properties" and the other defined terms used herein shall be construed to mean the Properties excluding such Excluded Consent Property, the applicable Seller(s) shall retain a pro rata portion of the Deposit with respect to such Excluded Consent Property (i.e., five percent (5%) of the Allocated Purchase Price attributable to such Excluded Consent Property), and the Purchase Price shall be reduced by the Allocated Purchase Price attributable to such Excluded Consent Property. If within thirty (30) days after the Closing Date, the conditions to Closing set forth in Section 3.1(b) with respect to such Excluded Consent Property shall have been satisfied, Buyer shall be obligated to purchase, and the applicable Seller(s) shall be obligated to sell, such Excluded Consent Property in accordance with the terms of this Agreement (but with prorations under Section 8.5 being calculated as of the date such purchase and sale is closed, rather than the Closing Date) for a Purchase Price equal to the Allocated Purchase Price attributable to such Excluded Consent Property. The closing of such Excluded Consent Property shall occur on the date which is ten (10) Business Days after the date either Buyer or the applicable Seller(s) notifies the other of the satisfaction of the conditions in
Section 3.1(b).

               (b) Buyer and Sellers agree that within five (5) Business Days after the Effective Date, Buyer and WCB Fourteen Limited Partnership shall enter into a separate "Agreement of Purchase and Sale" (the "Capital City Agreement") relating to the Property known as Capital City Plaza, Atlanta, GA ("Capital City Plaza"). The Capital City Agreement shall be identical in all material respects to this Agreement, and the Capital City Agreement shall be cross-defaulted to this Agreement (i.e., Buyer's performance of its obligations under the Capital City Agreement shall be deemed a condition to Sellers' obligation to consummate the transactions contemplated by this Agreement, and WCB Fourteen Limited Partnership's performance of its obligations under the Capital City Agreement shall be deemed a condition to Buyer's obligation to consummate the transactions contemplated by this Agreement). From and after the execution and delivery of the Capital City Agreement, "Properties" and the other defined terms used herein shall be construed to mean the Properties excluding Capital City Plaza, a pro rata portion of the Deposit shall be allocated to Capital City Plaza (i.e., an amount equal to five percent (5%) of the "Purchase Price" set forth in the Capital City Agreement), and the Purchase Price shall be reduced by the "Purchase Price" set forth in the Capital City Agreement.

               (c) Buyer and Sellers agree that within five (5) Business Days after the Effective Date, Buyer and Sellers shall in good faith reach an agreed-upon "Allocated Purchase Price" for each Consent Property.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES;
                      BUYER'S EXAMINATION OF THE PROPERTIES

               Section 4.1 Representations and Warranties of Sellers. Subject to
(i) the provisions of Sections 4.2, 4.3 and 4.4 and (ii) with respect to each of the representations and warranties set forth below, except for those in clauses
(a), (b), (c) and (d) of this Section 4.1, to the information disclosed in the Due Diligence Materials, each Seller hereby makes the following representations and warranties as to itself and its own Properties:

               (a) Such Seller has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involun tary petition by such Seller's creditors,
(iii) suffered the appointment of a receiver to take possession of any of the Properties or all, or substantially all, of such Seller's other assets, (iv) suffered the attachment or other judicial seizure of any of the Properties or all, or substantially all, of such Seller's other assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or composition to its creditors generally.

               (b) Such Seller is not a "foreign person" as defined in Section 1445 of the Code and any related regulations.

               (c) Such Seller is duly organized and validly existing and in good standing under the laws of its state of formation. Such Seller further represents and warrants that this Agreement and all documents executed by such Seller that are to be delivered to Buyer at Closing (i) are, or at the time of Closing will be, duly authorized, executed and delivered by such Seller, (ii) do not, and at the time of Closing will not, violate any provision of any agree ment or judicial order to which such Seller is a party or to which such Seller or any Property owned by such Seller is subject and (iii) constitute (or in the case of Closing documents will constitute) a valid and legally binding obligation of such Seller, enforceable in accordance with its terms.

               (d) Such Seller has full and complete power and authority to enter into this Agreement and, subject to obtaining any consents or waivers required to be obtained prior to Closing, to perform its obligations hereunder.

               (e) No Seller is aware of any consents required for the performance of such Seller's obligations hereunder except as set forth on
Schedule 4.1.1.

               (f) The Due Diligence Materials contain true, correct and complete copies of all Existing Leases, Ground Leases, the Partnership Agreement, all material Contracts and all material environmental and structural reports in the possession of any Seller and, to each Seller's knowledge, the Due Diligence Materials delivered to or otherwise made available to Buyer prior to the Deposit Date contain or will contain complete copies of the documents in Sellers' possession or control that Sellers purport to provide to Buyer. This representation shall not be deemed breached by virtue of any Leases or Contracts entered into after the Effective Date in accordance with Section 7.1.

               (g) Except as included in the Due Diligence Materials (including the rent rolls, dated August 22, 1997, delivered to Buyer (the "Rent Rolls")),
(i) there are to such Seller's knowledge no leases, license agreements or occupying agreements (or any amendments or supplements thereto) encumbering, or in force with respect to, any Property (except for any New Leases entered into after the Effective Date in accordance with Section 7.1) and (ii) as of the Effective Date, such Seller has not received written notice from any Significant Tenant that such Seller has not performed its material obligations under such Significant Tenant's Lease.

               (h) To such Seller's knowledge, the only Contracts and amendments thereto that will be in effect on the Closing Date that are not terminable without cause or penalty within sixty (60) days with respect to any Property owned by such Seller (the "Non-Terminable Contracts") are as set forth in
Schedule 4.1.2 (the "Schedule of Contracts") or as entered into in accordance with Section 7.1.

               (i) As of the Effective Date, such Seller has not received any written notice of any pending or threatened condemnation of all or any portion of any Property.

               (j) Such Seller has not received written notice of any litigation that is pending or threatened with respect to any Property owned by such Seller, except (i) litigation fully covered by insurance policies (subject to customary deductibles) or (ii) litigation set forth in Schedule 4.1.3.

               (k) As of the Effective Date, except as set forth in the Due Diligence Materials, such Seller has not received any written notice from any Governmental Authority that all or any portion of any Property is in material violation of any applicable building codes or any applicable environmental law (relating to clean-up or abatement), zoning law or land use law, or any other applicable local, state or federal law or regulation relating to any Property, which material violation has not been cured or remedied prior to the Effective Date.

               (l) Except as set forth in Schedule 2.1.5 or Schedule 4.1.1 attached to this Agreement, such Seller has not granted any option or right of first refusal or first opportunity to any party to acquire any fee or ground leasehold interest in any portion of any Property.

               (m) The applicable Sellers hold valid title to the Partnership Interest, free from all liens, claims and interests of third parties.

               (n) Such Seller is not in material default under any Ground Lease, and, to such Seller's knowledge, each Ground Lease is in full force and effect.

               Each of the representations and warranties of each Seller contained in this Section 4.1: (1) is made as of the Effective Date (subject to the information disclosed in the Due Diligence Materials); (2) other than clauses (i) and (k) above (which, in the case of clause (i) above, the parties acknowledge shall be governed by Section 7.7 with respect to events occurring after the Effective Date) shall be deemed remade by such Seller, and shall be true in all material respects, as of the Closing Date, subject to (A) the information disclosed in the Due Diligence Materials, (B) litigation that is not reasonably likely to have a material adverse effect on any Property, and (C) other matters expressly permitted in this Agreement or otherwise specifically approved in writing by Buyer; and (3) shall survive the Closing only as and to the extent expressly provided in Section 4.3 and Section 4.4. If prior to the Deposit Date, Buyer discovers the existence of any option or right of first refusal or first opportunity to acquire any fee or ground leasehold interest in any portion of any Property other than those disclosed on Schedule 2.1.5 or
Schedule 4.1.1 to this Agreement, Buyer shall promptly provide Sellers written notice thereof so that the same may be disclosed to the Title Company in Sellers' Affidavit.

               Section 4.2 Deposit After Due Diligence Period. At any time prior to the expiration of the Due Diligence Period, Buyer shall be free, in its sole and absolute discretion, and for any or no reason whatsoever either to (i) post the Deposit as required by Section 2.2(b) or (ii) terminate this Agreement by written notice to Sellers delivered on or prior to the Deposit Date. If the Deposit is posted on the Deposit Date, Buyer shall be deemed to have reviewed, accepted and approved (and all representations and warranties of any Seller made herein shall be subject to and qualified by) all of the Due Diligence Materials. Notwithstand ing anything to the contrary herein, no Seller shall have any liability whatsoever to Buyer with respect to any matter disclosed to or discovered by Buyer or its agents prior to the Closing Date.

               Section 4.3 Estoppels. The representations and warranties of each Seller regarding Leases in Section 4.1(f) or 4.1(g) or in any estoppel delivered by such Seller pursuant to Section 8.4 shall cease to survive the Closing to the extent specifically confirmed by a tenant estoppel certificate delivered by a Tenant. The representation in
Section 4.1(n) shall cease to survive the Closing to the extent specifically confirmed by an estoppel certificate by the ground lessor under the applicable Ground Lease.

               Section 4.4 Limitation on Claims; Survival of Representations and Warranties.

               (a) Notwithstanding any provision to the contrary herein or in any document or instrument (including, without limitation, any deeds or assignments) executed by any Seller and delivered to Buyer or any Permitted Assignee at or in connection with the Closing (collec tively, "Closing Documents"), no Seller shall have liability whatsoever with respect to any suits, actions, proceedings, investigations, demands, claims, liabilities, fines, penalties, liens, judgments, losses, injuries, damages, expenses or costs, including, without limitation, attorneys' and experts' fees and costs and investigation, and remediation costs (collectively "Claims") under any of the representations and warranties contained in this Agreement or in any Closing Document, except to the extent (and only to the extent) that (i) with respect to Claims for breach of representations and warranties relating to a specific Property, the amount of such Claims exceed one hundred thousand dollars ($100,000) with respect to such single Property and (ii) (x) with respect to the Pool A Properties, the aggregate amount of all Claims (exclusive of Claims with respect to any estoppel certificates delivered by Sellers pursuant to Section 8.4(a)) for breach of Sellers' representations and warranties exceeds $6,138,000.00 (and, in such case, such Claims shall only be valid (and the Sellers shall only be liable) for the portion that exceeds $6,138,000.00) and
(y) with respect to the Pool B Properties, the aggregate amount of all Claims (exclusive of Claims with respect to any estoppel certificates delivered by Sellers pursuant to Section 8.4(a)) for breach of Sellers' representations and warranties exceeds $3,862,000.00 (and, in such case, such Claims shall only be valid (and the Sellers shall only be liable) for the portion that exceeds $3,862,000.00); provided, however, notwithstanding any provision to the contrary herein or in any Closing Document, the (i) total liability of all Sellers for any or all Claims (inclusive of Claims with respect to any estoppel certificates delivered by Sellers pursuant to Section 8.4(a)) with respect to any or all Pool A Properties shall not exceed $12,276,000.00 and (ii) the total liability of all Sellers for any or all Claims (inclusive of Claims with respect to any estoppel certificates delivered by Sellers pursuant to Section 8.4(a)) with respect to any or all Pool B Properties shall not exceed $7,724,000.00. Further notwithstanding any provision to the contrary herein or in any Closing Document, Sellers shall have no liability with respect to any Claim under any of the represen tations and warranties contained in this Agreement or in any Closing Document, which Claim relates to or arises in connection with (1) any Hazardous Materials (except solely to the extent that the applicable Seller has breached its representation in Section 4.1(k)), (2) the physical condition of any Property (except solely to the extent that the applicable Seller has breached its representation in Section 4.1(k)) or (3) any other matter not expressly set forth in the Sellers' representations and warranties set forth in Section 4.1. Buyer shall not make any Claim or deliver any Claim Notice unless it in good faith believes the Claims would exceed the minimum thresholds to recovery provided in this Section 4.4(a).

               (b) Except as otherwise specifically set forth in this Agreement, the representations and warranties of Sellers contained herein or in any Closing Document shall survive only until June 30, 1998. Any Claim that Buyer may have at any time against a Seller for a breach of any such representation or warranty, whether known or unknown, with respect to which a Claim Notice has not been delivered to Sellers on or prior to June 30, 1998 shall not be valid or effective, and the party against whom such Claim is asserted shall have no liability with respect thereto. For the avoidance of doubt, on June 30, 1998, each Seller shall be fully discharged and released (without the need for separate releases or other documenta tion) from any liability or obligation to Buyer, any Permitted Assignee and/or their successors and assigns with respect to any Claims or any other matter relating to this Agreement, any Closing Document or the Properties, except solely for those matters that are then the subject of a pending Claim Notice delivered by Buyer to such Seller. Any Claim that Buyer may have at any time against a Seller for a breach of any such representation or warranty, whether known or unknown, with respect to which a Claim Notice has been delivered to Sellers on or prior to June 30, 1998 may be the subject of subsequent litigation brought by Buyer against such Seller, provided that such litigation is commenced against such Seller on or prior to December 31, 1998. For the avoidance of doubt, on December 31, 1998, each Seller shall be fully discharged and released (without the need for separate releases or other documentation) from any liability or obligation to Buyer and/or its successors and assigns with respect to any Claims or any other matter relating to this Agreement, any Closing Document or the Prop erties, except solely for those matters that are the subject of a litigation by Buyer against such Seller that is pending on December 31, 1998.

               (c) In connection with this Section 4.4, but only to the extent specifically provided in this Section 4.4, Buyer expressly waives the benefits of Section 1542 of the California Civil Code (or any similar provision or principle of law which may apply in any other state where any Property is located) which provides as follows:

        "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR EXPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN TO HIM MUST HAVE MATERIALLY AFFECTED THE SETTLEMENT WITH THE DEBTOR."

               (d) This Section 4.4 shall survive the Closing.

               Section 4.5 Representations and Warranties of Buyer. Buyer hereby makes the following representations and warranties:

               (a) Buyer is a limited partnership duly organized and validly existing and in good standing under the laws of the State of California. Buyer further represents and warrants to Sellers that this Agreement and all documents executed by Buyer that are to be delivered to Sellers at Closing (i) are, or at the time of Closing will be, duly authorized, executed and delivered by Buyer,
(ii) do not, and at the time of Closing will not, violate any provision of any agreement or judicial order to which Buyer is a party or to which Buyer or any property owned by Buyer is subject and (iii) constitutes (or in the case of Closing documents will constitute) a valid and legally binding obligation of Buyer, enforceable in accordance with its terms.

               (b) Buyer has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing, of any involuntary petition by Buyer's creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Buyer's assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Buyer's assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or composition to its creditors generally. As of the Closing Date, Buyer will have sufficient funds to pay the Purchase Price and consummate the transactions contemplated by this Agreement.

               (c) Buyer has full and complete power and authority to enter into this Agreement and to perform its obligations hereunder.

               (d) Buyer (i) is a sophisticated investor, (ii) is represented by competent counsel and (iii) understands the assumptions of risk and liability set forth in this Agreement.

               (e) No consents are required to be obtained from, and no filings are required to be made with, any Governmental Authority or third party in connection with the execution and delivery of this Agreement by Buyer or the consummation by Buyer of the transactions contemplated hereby.

               Each of the representations and warranties of Buyer contained in this Section (i) is made on the Effective Date; (ii) shall be deemed remade by Buyer and/or its assignee(s), as applicable and appropriate, and shall be true in all material respects, as of the Closing Date; and (iii) shall survive the Closing until June 30, 1998.

               Section 4.6  Buyer's Independent Investigation.

               (a) Buyer, for itself and any successors or assigns (including any Permitted Assignees), acknowledges and agrees that it is being given the full opportunity during the Due Diligence Period to inspect and investigate each and every aspect of each Property, either independently or through agents, representatives or experts of Buyer's choosing, as Buyer considers necessary or appropriate, and the funding of the Deposit will conclusively evidence Buyer's complete satisfaction with such independent investigation (but will not constitute a waiver of any breach of representation or warranty set forth in
Section 4.1 (other than Sec tion 4.1(a)-(d)) unless such breach is disclosed in the Due Diligence Materials or is otherwise actually known by Buyer and/or any Permitted Assignee before the Closing Date and Buyer and/or such Permitted Assignee(s) elect to proceed with the Closing). Such independent investigation by Buyer shall include, without limitation:

                   (i) all matters relating to title to such Property;

                   (ii) all matters relating to governmental and other legal requirements with respect to such Property, such as taxes, assessments, zoning, use permit requirements and building codes;

                   (iii) all zoning, land use, building, environmental and other statutes, rules, or regulations applicable to each Real Property;

                   (iv) the physical condition of each Real Property, including, without limitation, the interior, the exterior, the square footage of the Improvements or the Leasehold Improvements and of each tenant space therein, the structure, the roof, the paving, the utilities, and all other physical and functional aspects of such Real Property, including the presence or absence of Hazardous Materials;

                   (v) any easements and/or access rights affecting such Real Property;

                   (vi) the Leases with respect to such Real Property and all matters in connection therewith, including, without limitation, the ability of the Tenants thereto to pay the rent;

                   (vii) the Contracts and any other documents or agreements of signifi cance affecting such Property;

                   (viii) all matters that would be revealed by an ALTA as-built survey, a physical inspection or an environmental site assessment of such Real Property;

                   (ix) all matters relating to the income and operating or capital expenses of the Properties and all other financial matters; and

                   (x) all other matters of significance affecting, or otherwise deemed relevant by Buyer with respect to, such Property.

               (b) The Due Diligence Materials heretofore delivered to Buyer for its review and approval include:

                   (i) a Title Commitment for each Real Property (and one or more updates thereto), together with copies of the underlying documents, and a copy of a survey of each Real Property sufficient to support the issuance of an ALTA policy of title insurance for such Real Property (each, a "Survey");

                   (ii) a Rent Roll for each Real Property, listing for any Tenant the name, rent, amount of deposit and prepaid rent, if any, and lease term and copies of the Existing Leases;

                   (iii) the Schedule of Contracts;

                   (iv) (A) annual operating, income and expense statements for each Real Property for calendar years 1995 and 1996 and (B) operating, income and expense statements for each Real Property for the period ending July 31, 1997, but in each case only for the period after acquisition of such Real Property by such Seller;

                   (v) copies of all Licenses and Permits in the possession of the applicable Seller;

                   (vi) reports, studies, assessments, investigations and other materials related to the presence of Hazardous Materials at, on or under each Real Property and the compliance of such Real Property with all environmental laws, including recent Phase I (and, in some cases, Phase II) environmental surveys;

                   (vii) to the extent in the possession of the applicable Seller or such Seller's property managers, copies of (i) the bills issued for the most recent year for each Real Property for all real estate taxes and assessments, water rates, water meter charges, sewer rates, sewer charges, and similar matters, imposed by any Governmental Authority ("Real Estate Taxes") and personal property taxes and (ii) all notices or documents for any assess ments or bonds relating to each Real Property;

                   (viii) the ground lease creating each Leasehold Estate (each, a "Ground Lease"); and

                   (ix) the Partnership Agreement and certificate of limited partnership for the Partnership, as amended or modified through and in effect on the date hereof.

               (c) Buyer acknowledges and agrees that (i) on or prior to the Deposit Date it will have completed its independent investigation of the Properties and the Due Diligence Materials, (ii) it is acquiring the Properties based on such independent investigation and subject to all information disclosed in the Due Diligence Materials (and also in reliance on Sellers' representations and warranties contained herein) and (iii) shall have no right after the Deposit Date to terminate this Agreement based on any further investigations of the Properties or the Due Diligence Materials. The funding of the Deposit on the Deposit Date by Buyer shall conclusively constitute Buyer's approval of each and every aspect of such Properties. The preceding sentence is not intended to relieve, and shall not relieve, any Seller from any of its obligations under
Section 4.1, if any.

               (d) BUYER SPECIFICALLY ACKNOWLEDGES AND AGREES THAT (i) EACH SELLER SHALL SELL AND BUYER SHALL PURCHASE EACH PROPERTY "AS IS, WHERE IS AND WITH ALL FAULTS," (ii) EXCEPT AS EXPRESSLY SET FORTH IN SECTION 4.1, BUYER IS NOT RELYING ON ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER, WHETHER ORAL OR WRITTEN, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, FROM ANY SELLER, NOR ANY PARTNER, OFFICER, EMPLOYEE, ATTORNEY, AGENT OR BROKER OF ANY SELLER, AS TO ANY MATTER, CONCERNING ANY PROPERTY, OR SET FORTH, CONTAINED OR ADDRESSED IN THE DUE DILIGENCE MATERIALS (INCLUDING WITHOUT LIMITATIONS, THE COMPLETENESS THEREOF), INCLUDING WITHOUT LIMITATION: (i) the quality, nature, habitability, merchantability, use, operation, value, marketability, adequacy or physical condition of any Property or any aspect or portion thereof, including, without limitation, structural elements, foundation, roof, appurtenances, access, landscaping, parking facilities, electrical, mechanical, HVAC, plumbing, sewage, and utility systems, facilities and appliances, soils, geology and groundwater,
(ii) the dimensions or lot size of any Real Property or the square footage of the Improvements or Leasehold Improve ments thereon or of any tenant space therein, (iii) the development or income potential, or rights of or relating to, any Real Property, or any Real Property's use, habitability, merchanta bility, or fitness, or the suitability, value or adequacy of such Real Property for any particular purpose, (iv) the zoning or other legal status of any Real Property or any other public or private restrictions on the use of such Real Property,
(v) the compliance of any Real Property or its operation with any applicable codes, laws, regulations, statutes, ordinances, covenants, conditions and restrictions of any Governmental Authority or of any other person or entity

(including, without limitation, the Americans with Disabilities Act), (vi) the ability of Buyer to obtain any necessary governmental approvals, licenses or permits for Buyer's intended use or development of any Real Property, (vii) the presence or absence of Hazardous Materials on, in, under, above or about any Real Property or any adjoining or neighboring property, (viii) the quality of any labor and materials used in any Improvements or Leasehold Improvements, (ix) the condition of title to any Real Property, (x) the Leases, Contracts or any other agreements affecting any Real Property or the intentions of any party with respect to the negotiation and/or execution of any lease or contract with respect to any Real Property, (xi) any Seller's ownership of any Property or any portion thereof or (xii) the economics of, or the income and expenses, revenue or expense projections or other financial matters, relating to, the operation of any Real Property. Without limiting the generality of the foregoing, Buyer expressly acknowledges and agrees that Buyer is not relying on any representation or warranty of any Seller, nor any partner, officer, employee, attorney, agent or broker of any Seller, whether implied, presumed or expressly provided at law or otherwise, arising by virtue of any statute, common law or other legally binding right or remedy in favor of Buyer. Buyer further acknowledges and agrees that no Seller is under any duty to make any inquiry regarding any matter that may or may not be known to such Seller or any partner, officer, employee, attorney, agent or broker of such Seller. This Section 4.6(d) shall survive the Closing, or, if the Closing does not occur, beyond the termination of this Agreement.

               (e) ANY REPORTS, REPAIRS OR WORK REQUIRED BY BUYER ARE THE SOLE RESPONSIBILITY OF BUYER, AND BUYER AGREES THAT THERE IS NO OBLIGATION ON THE PART OF ANY SELLER TO MAKE ANY CHANGES, ALTERATIONS OR REPAIRS TO ANY PROPERTY OR TO CURE ANY VIOLATIONS OF LAW OR TO COMPLY WITH THE REQUIREMENTS OF ANY INSURER. BUYER IS SOLELY RESPONSIBLE FOR OBTAINING ANY CERTIFICATE OF OCCUPANCY OR ANY OTHER APPROVAL OR PERMIT NECESSARY FOR TRANSFER OR OCCUPANCY OF ANY PROPERTY AND FOR ANY REPAIRS OR ALTERATIONS NECESSARY TO OBTAIN THE SAME, ALL AT BUYER'S SOLE COST AND EXPENSE.

               Section 4.7  Entry and Indemnity; Limits on Government Contacts.

               (a) In connection with any entry by Buyer, its Permitted Assignee(s) or any of their agents, employees or contractors (collectively, the "Buyer Parties" and each a "Buyer Party") onto a Real Property, Buyer shall give the applicable Seller reasonable advance notice of such entry and shall conduct such entry and any inspections in connection therewith so as to minimize, to the greatest extent possible, interference with such Seller's business and the business of the Tenants and otherwise in a manner reasonably acceptable to such Seller. Without limiting the foregoing, prior to any entry to perform any necessary on-site testing, Buyer shall give the applicable Seller written notice thereof, including the identity of the company or persons who will perform such testing and the proposed scope of the testing and the party performing the testing. Such Seller shall approve or disapprove any proposed testing and the party performing the same within three
(3) Business Days after receipt of such notice. If a Buyer Party takes any sample from a Real Property in connection with any such approved testing, Buyer shall provide to the applicable Seller, at such Seller's additional expense, a portion of such sample being tested to allow such Seller, if it so chooses, to perform its own testing. The applicable Seller or its representative may be present to observe any testing, or other inspection performed on any Real Property. Buyer shall promptly deliver to the applicable Seller copies of any reports relating to any testing or other inspection of any Real Property performed by or on behalf of any Buyer Party. Buyer shall maintain, and shall ensure that its contractors maintain, public liability and property damage insurance insuring the Buyer Parties against any liability arising out of any entry or inspections of any Real Property pursuant to the provisions hereof. Such insurance maintained by Buyer shall be in the amount of Ten Million Dollars ($10,000,000) combined single limit for injury to or death of one or more persons in an occurrence, and for damage to tangible property (including loss of use) in an occurrence. The policy maintained by Buyer shall insure the contractual liability of Buyer covering the indemnities herein and shall (i) name such Seller and the WCB Entities (and their successors, assigns and Affiliates) as additional insureds, (ii) contain a cross-liability provi sion, and (iii) contain a provision that "the insurance provided by Buyer hereunder shall be primary and noncontributing with any other insurance available to [such Seller]." Buyer shall provide such Seller with evidence of such insurance coverage prior to any entry or inspection of any Real Property. Buyer shall indemnify and hold the Seller Parties harmless from and against any Claims arising out of or relating to any entry on any Real Property by any Buyer Party, in the course of performing any inspections, testings or inquiries (excluding any decrease in the value of a Property resulting solely from the discovery of any environmental or physical condition on or about such Property). The foregoing indemnity shall survive the Closing, or, if the Closing does not occur, beyond the termination of this Agreement.

               (b) Notwithstanding any provision in this Agreement to the contrary, neither Buyer nor any other Buyer Party shall contact any Governmental Authority regarding any Hazardous Materials on or the environmental condition of any Real Property without the applicable Seller's prior written consent thereto, which consent shall not be unreasonably withheld. In addition, if the applicable Seller's consent is obtained by Buyer, such Seller shall be entitled to receive at least five (5) Business Days prior written notice of the intended contact and to have a representative present when Buyer has any such contact with any governmental official or representative.

               Section 4.8  Release.

               (a) Without limiting the provisions of Section 4.6, Buyer, for itself and any successors and assigns of Buyer (including, without limitation, any Permitted Assignee), waives its right to recover from, and forever releases and discharges, and covenants not to sue, Sellers, Sellers' Affiliates, The Hillman Company and its Affiliates, Sellers' asset manager, any lender to any Seller or Sellers (in their capacity as lender), the partners, trustees, shareholders, controlling persons, directors, officers, attorneys, employees and agents of each of them, and their respective heirs, successors, personal representatives and assigns (each a "Seller Party", and collectively, the "Seller Parties") with respect to any and all Claims, whether direct or indirect, known or unknown, foreseen or unforeseen, that may arise on account of or in any way be connected with any Property including, without limitation, the physical, environmental and structural condition of the related Real Property or any law or regulation applicable thereto, including, without limitation, any Claim or matter relating to the use, presence, discharge or release of Hazardous Materials on, under, in, above or about any Real Property; provided, however, Buyer does not waive its rights, if any, to recover from, and does not release or discharge or covenant not to sue any Seller or any Seller Party (including Guarantor to the extent provided in Section 9.25) for (i) any act of such Seller that is found by a court of competent jurisdiction to constitute fraud, (ii) any breach of such Seller's representations or warranties set forth in Section 4.1 or in any Seller's estoppel certificate delivered pursuant to Section 8.4, subject to the limitations and conditions provided herein, (iii) any breach of such Seller's obligations set forth in this Agreement, (iv) Claims covered by Sellers' or such Seller Party's policies of insurance and (v) litigation actually commenced against any Seller or such Seller Party by one or more third-parties prior to Closing.

               (b) In connection with this Section 4.8, but only to the extent specifically provided in this Section 4.8, Buyer expressly waives the benefits of Section 1542 of the California Civil Code (or any similar provision or principle of law which may apply in any other state where any Property is located) which provides as follows:

        "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR EXPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN TO HIM MUST HAVE MATERIALLY AFFECTED THE SETTLEMENT WITH THE DEBTOR.

               (c) This Section 4.8 shall survive the Closing indefinitely.

                                    ARTICLE V

                                      TITLE

               Section 5.1 Conveyance of Title. At the Closing, Sellers shall deliver to Buyer (a) a deed for each Fee Property in the form of Exhibit A for the applicable jurisdiction (each, a "Deed"), (b) an assignment and assumption for each Leasehold Estate in the form of Exhibit B (each, an "Assignment of Ground Lease") and (c) a deed for each Leasehold Improvement in the form of Exhibit C (each, a "Leasehold Improvements Deed"), each subject to no exceptions other than the following (the "Permitted Exceptions"):

                   (i) Interests and rights of Tenants in possession under Leases and New Leases, including, without limitation, those Tenant purchase rights listed on Schedule 2.1.5;

                   (ii) Liens for Real Estate Taxes that are apportioned as provided in Sec tion 8.5, including special assessments and special improvement district or local improvement district bonds;

                   (iii) Any exceptions, exclusions and other matters set forth or disclosed by the Title Commitment for such Real Property or other documents made available to Buyer pursuant to Section 4.6 prior to the Deposit Date, and any other exceptions to title that would be disclosed by an inspection and/or survey of such Real Property, including those disclosed on the applicable Survey;

                   (iv) Any and all present and future laws, ordinances, restrictions, requirements, resolutions, orders, rules and regulations of any Governmental Authority, as now or hereafter existing or enforced (including, without limitation, those related to zoning and land use), and all notes or notices of violation of any such laws, ordinances, rules or regulations set forth in the Due Diligence Materials or in any title reports, commitments or updates delivered to Buyer prior to the Deposit Date;

                   (v) Any liens that are the obligation of a Tenant to discharge, provided that such liens do not exceed (x) $1,000,000 as to all Properties or (y) $250,000 as to any Property, or, with respect to any amounts in excess thereof, the applicable Seller provides an indemnity or such other assurance as the Title Company may require to insure over same (provided, that if such Seller is required to pay under an indemnity or otherwise with respect to any such liens, such Seller shall be fully subrogated to Buyer's rights against the Tenant(s) that were obligated to discharge such liens);

                   (vi) Any lien or encumbrance encumbering such Property as to which the applicable Seller shall deliver to Buyer, or the Title Company, at or prior to the Closing, proper instruments, in recordable form, canceling such lien or encumbrance, together with funds to pay the cost of recording and canceling the same;

                   (vii) Such other exceptions as the Title Company shall commit to insure over in a manner reasonably satisfactory to Buyer, without any additional cost to Buyer, whether such insurance is made available in consideration of payment, bonding or indemnity by Sellers or otherwise;

                   (viii) Uniform Commercial Code filings that have expired or terminated by operation of law on or prior to the Closing Date;

                   (ix) Any exceptions caused by Buyer, its agents, representatives or employees; and

                   (x) Any other matters affecting title to such Property that have been approved or waived by Buyer pursuant to the terms hereof.

In addition, at the Closing, the applicable Sellers shall convey the Partnership Interest to Buyer free and clear of any defects, liens, encumbrances or claims of any kind, by an assignment and assumption in the form of Exhibit D (the "Assignment of Partnership Interest"). The acceptance by Buyer of the Deeds, the Assignments of Ground Leases, the Leasehold Improvements Deeds and the Assignment of Partnership Interest shall be deemed to be a full performance and discharge of every obligation on the part of Sellers to be performed under this Agreement with respect to the applicable Property, other than those that are specifically stated herein to survive the Closing.

               Section 5.2 Evidence of Title. Delivery of title in accordance with the fore going shall be evidenced by the Title Company issuing, or to committing to issue, at Closing, upon payment of the applicable premium therefor, one or more 1970 ALTA Owner's Policies of Title Insurance (provided, that in jurisdictions where local regulations require a form of policy other than a 1970 ALTA Owner's Policy, such other required form shall be used) in the aggregate amount of the Purchase Price for the Properties showing title to each Property vested in Buyer or its Permitted Assignee or designee, subject only to the Permitted Exceptions (the "Title Policy").

                                   ARTICLE VI

                              BROKERS AND EXPENSES

               Section 6.1 Brokers. Sellers and Buyer represent and warrant to each other that no broker or finder, other than Goldman, Sachs & Co. and certain of its affiliates ("Goldman"), whose fees will be the responsibility of Sellers pursuant to a separate agreement between Goldman and Sellers, was instrumental in arranging or bringing about this transaction and that there are no claims or rights for brokerage commissions or finders' fees in connection with the transactions contemplated hereby by any person or entity other than Goldman. If any person brings a claim for a commission or finder's fee based upon any contact, dealings or communi cation with Buyer or any Seller, then the party through whom such person makes its claim shall defend the other party (the "Indemnified Party") from such claim, and shall indemnify the Indemnified Party and hold the Indemnified Party harmless from any and all costs, damages, claims, liabilities or expenses (including without limitation, reasonable attorneys' fees and disbursements) incurred by the Indemnified Party in defending against the claim. The provisions of this Section 6.1 shall survive the Closing or, if the Closing does not occur, any termination of this Agreement.

               Section 6.2 Expenses. Except as provided in Section 8.5(e), each party hereto shall pay its own expenses incurred in connection with this Agreement and the transactions contemplated hereby.


                                   ARTICLE VII

                       INTERIM OPERATION OF THE PROPERTIES

               Section 7.1  Interim Operation of the Properties.

               (a) Except as otherwise contemplated or permitted by this Agreement or approved by Buyer in writing, from the Effective Date to the Closing Date, each Seller agrees that it will (and, with respect to the Partnership, the applicable Seller will cause the Partnership to) operate, maintain, repair and lease the Real Property owned by it in a prudent manner, in the ordinary course, on an arm's-length basis and consistent with such Seller's past practices and will not dispose of or encumber any Property, except for dispositions of personal property in the ordinary course of business or as otherwise permitted by Section 7.1 or Section 7.3. Without limiting the foregoing, Sellers shall, in the ordinary course, negotiate with prospective Tenants and enter into New Leases (on terms that Sellers believe, in their good faith business judgment, to be market terms), enforce Leases in all material respects, perform in all material respects all of landlord's obligations under the Leases (other than Leases that are or that are in the process of being terminated due to Tenant's default thereunder, provided that this provision shall not be deemed breached by virtue of Sellers' failure to perform under Leases expiring on or before November 30,
1997), and the ground lessee's obligations under the Ground Leases and pay all costs and expenses of the Properties, including without limitation debt service and Real Estate Taxes.

               (b) Sellers shall provide Buyer with reasonably prompt notice of
(i) any New Lease entered into from and after the Effective Date, (ii) any modification of or amendment to any Lease entered into from and after the Effective Date and (iii) any termination by a Seller of any Lease from and after the Effective Date and prior to its stated expiration date. Further, Sellers shall also notify Buyer (in reasonable detail) of any of the following (each, a "Significant Transaction") which may occur from and after the Deposit Date and prior to the Closing Date, at least three (3) Business Days prior to becoming legally bound with respect thereto:

                   (i) the execution, termination or material modification of any Lease covering in excess of 5,000 square feet (collectively, "Major Leases"); or

                   (ii) the entry into, execution or termination of any operating agreement or any lease, contract, agreement or other commitment of any sort (including any contract for capital items or expenditures, but excluding any liens or other encumbrances on title other than Permitted Exceptions), with respect to any one or more of the Properties that (A) requires payments to or by a Seller in excess of $50,000 per annum, or the performance of services by a Seller the value of which is in excess of $50,000 per annum and (B) is not terminable without cause and without penalty on thirty (30) days' notice or less; provided that the applicable Seller, in its good faith but sole discretion, believes such contract is on market terms and will benefit the applicable Property.

               (c) At least three (3) Business Days prior to becoming legally bound with respect to any Significant Transaction, the applicable Seller shall consult with and seek the consent of Buyer, and shall provide reasonable detail to Buyer (including, at Buyer's request, copies of the relevant documentation), with respect thereto. Any consent to be given by Buyer pursuant to this Section 7.1(c) shall not be unreasonably withheld or delayed and shall be deemed granted if Buyer does not respond in writing to Sellers' request for consent within three (3) Business Days. With regard to any New Lease covering in excess of 5,000 square feet entered into before the Deposit Date, the applicable Seller shall in good faith consult with Buyer regarding such Lease at least three (3) Business Days prior to becoming legally bound with respect thereto (but such Seller shall nevertheless be free to enter such New Lease without Buyer's approval subject to the provisions of Section 7.1(a)).

               (d) Except for New Leases or other agreements entered into in accordance with this Section 7.1, no Seller shall enter into any agreement to create a lien or encumbrance on any Property without Buyer's prior written consent (which consent shall not be unreasonably withheld or delayed with respect to any utility or similar easement necessary for the operation of a Property, and which shall be deemed granted if Buyer does not respond in writing to a Seller's request for consent within three (3) Business Days).

               (e) Prior to the Closing Date or the earlier termination of this Agreement, no Seller shall sell any Property or portion thereof without Buyer's prior written consent. For the avoidance of doubt, Sellers shall be free to sell to Western Wireless the "F-2B-1 parcel", located at the Broadbent Property.

               (f) Prior to Closing, Sellers shall (with reasonable promptness) provide Buyer with copies of all Contracts entered into by a Seller affecting any Property (other than Contracts terminable on 30 days' notice or less), and all operating statements, rent rolls, receivable aging reports, leasing reports and other periodic reports prepared by or delivered to such Sellers.

               (g) Prior to the Closing Date, Sellers shall not enter into any amendment, modification or termination of the Partnership Agreement or any Ground Lease.

               Section 7.2 Tenant Improvement Costs, Leasing Commissions and Free Rent. If the Closing occurs, Buyer shall be responsible and shall pay for the costs of tenant improvement work or allowances, third-party leasing commissions and other leasing costs (collectively, "Leasing Costs") relating to or arising from (i) those Leases or modifications of Leases entered into on or after September 11, 1997, (ii) the exercise by a Tenant of a renewal, expansion or extension option contained in any Lease, which renewal or extension period commences, or which expansion space such Tenant first has the right to occupy, on or after September 11, 1997 (notwithstanding that such Tenant may have exercised such option prior to September 11, 1997) and (iii) any items set forth on Schedule 7.2.1, and any amounts paid by Sellers in respect of such Leasing Costs shall result in an upward adjustment to the Purchase Price at Closing equal to the amounts so paid. Sellers shall be responsible and shall pay for all other Leasing Costs and any such other Leasing Costs otherwise remaining unpaid by Sellers shall result in a downward adjustment to the Purchase Price at Closing. Free rent periods provided for in Leases entered into by a Seller prior to September 11, 1997 that occur, in whole or in part, after the Closing Date shall be for the account of, and borne by, Sellers (and shall be an adjustment to the Purchase Price at Closing), unless and except to the extent such free rent periods were disclosed to Buyer in the materials delivered to Buyer on or prior to July 8, 1997. All other free rent periods (i) shall be for the account of, and borne by, Sellers to the extent such periods occur prior to the Closing Date and (ii) shall be for the account of, and borne by, Buyer to the extent such periods occur on or after the Closing Date. The provisions of this Section 7.2 shall survive the Closing until June 30, 1998.

               Section 7.3 Sellers' Maintenance of the Properties. Between the Effective Date and the Closing Date, the applicable Seller shall (a) maintain each Real Property in substan tially the same manner as prior hereto pursuant to such Seller's normal course of business, subject to reasonable wear and tear and further subject to the occurrence of any damage or destruction to such Real Property by casualty or other causes or events beyond the control of such Seller; provided, however, that such Seller's maintenance obligations under this Sec tion 7.3 shall not include any obligation to make capital expenditures not incurred in such Seller's normal course of business or any other expenditures not incurred in such Seller's normal course of business; (b) continue to maintain its existing insurance coverage; and (c) not grant any voluntary liens or encumbrances affecting such Property other than Permitted Exceptions of the type described in clauses (i) and (ix) of Section 5.1.

               Section 7.4 Lease Enforcement. Subject to the provisions of
Section 7.1, prior to the Closing Date, the applicable Seller shall have the right, but not the obligation (except to the extent that such Seller's failure to act shall constitute a waiver of such rights or remedies), to enforce the rights and remedies of the landlord under any Lease or New Lease, by summary proceedings or otherwise, and to apply all or any portion of any security deposits then held by such Seller toward any loss or damage incurred by such Seller by reason of any defaults by any Tenant, provided, that (i) with respect to delinquent rents, such Seller may apply Tenant security deposits held by such Seller only to rents that are thirty (30) days or more past due and (ii) with respect to any application by such Seller of Tenant security deposits held by such Seller, such Seller will deliver, in connection with any such application, written notice to the affected Tenant(s) indicating that their security deposits have been or are being so applied).

               Section 7.5 Lease Termination Prior to Closing. The bankruptcy or default of any Tenant or the termination of any Lease or New Lease or the removal of any Tenant by reason of a default by such Tenant (by summary proceedings or otherwise) or by operation of the terms of such Lease or New Lease shall not affect the obligations of Buyer under this Agreement in any manner or entitle Buyer to a reduction in, or credit or allowance against, the Purchase Price or give rise to any other claim on the part of Buyer.

               Section 7.6 Tenant Notices. At the Closing, each Seller shall furnish Buyer with a signed notice to be given to each Tenant. Such notice shall disclose that the applicable Property has been sold to Buyer and that, after the Closing, all rents should be paid to Buyer.

               Section 7.7 Risk of Loss and Insurance Proceeds. Buyer shall be bound to purchase the Properties for the full Purchase Price as required by the terms hereof, without regard to the occurrence or effect of any damage to the related Real Properties or destruction of any improvements thereon or condemnation of any portion of any Property, provided that upon the Closing, there shall be a credit against the Purchase Price due hereunder equal to the amount of any insurance proceeds or condemnation awards collected by the applicable Seller as a result of any such damage or destruction or condemnation, plus the amount of any insurance deductible or any uninsured amount or retention, less any sums reasonably expended by such Seller prior to the Closing for the restoration or repair of any Property or in collecting such insurance proceeds or condemnation awards. Sellers have provided Buyer with a certificate of insurance for Sellers' casualty insurance policy so that Buyer can confirm its satisfaction with such policy. Sellers agree that they will maintain such policy in full force and effect until the Closing. If the proceeds or awards have not been collected as of the Closing, then such proceeds or awards shall be assigned to Buyer, except to the extent needed to reimburse the applicable Seller for sums it reasonably expended prior to the Closing for the restoration or repair of such Property or in collecting such insurance proceeds or condemnation awards. Notwithstanding the foregoing, (i) Sellers shall not settle, compromise or otherwise stipulate any award or recovery in connection with any damage, destruction or condemnation, in each case if such damage, destruction or condemnation impairs the value of a Property by at least $250,000 and occurs after the Deposit Date, without the prior written approval of Buyer, which approval shall not be unreasonably withheld, (ii) following the Deposit Date, Buyer shall have the right to participate in any such settlement or other proceedings, and (iii) if the amount of the damage or destruction as described in this Section 7.7 exceeds ten percent (10%) of the aggregate Allocated Purchase Prices of either the Pool A Properties or the Pool B Properties, then Buyer may, at its option to be exercised within five (5) Business Days of Sellers' written notice of the occurrence of the damage or destruction, either terminate this Agreement or consummate the purchase for the full Purchase Price as required by the terms hereof. If Buyer elects to terminate this Agreement, then the Deposit shall be immediately returned to Buyer and neither party shall have any further rights or obligations hereunder except to the extent set forth in Sections 4.7(a), 6.1,
9.4 and 9.10(a). If Buyer elects to proceed with the purchase, then upon the Closing, Buyer shall be entitled to a credit against the Purchase Price and shall receive an assignment of any uncollected proceeds or awards, all as set forth in this Section 7.7 above. Further, without limitation of the foregoing, with respect to the environmental condition at the Wilsonville Business Park that Sellers have disclosed to Buyer, Sellers will assign to Buyer upon the Closing any insurance proceeds recovered (or uncollected proceeds recoverable) by Sellers in connection with such matter under Sellers' environmental insurance policy (that have not previously been applied by Sellers to remediate such condition). The provisions of this Section 7.7 shall survive the Closing.

               Section 7.8 Notifications. Between the Effective Date and the Closing, each Seller shall promptly notify Buyer of any condemnation, environmental, zoning or other land- use regulation proceedings relating to any of the Properties of which such Seller obtains knowledge, any notices of violations of any legal requirements relating to any of the Properties received by such Seller, any litigation of which such Seller obtains knowledge that arises out of the ownership of any of the Properties unless fully covered by insurance (subject to customary deductibles), and any other matters that would materially affect any of Sellers' representations and warranties hereunder.


                                  ARTICLE VIII

                               CLOSING AND ESCROW

               Section 8.1 Escrow Instructions. Upon execution of this Agreement, the parties hereto shall deposit an executed counterpart of this Agreement with the Title Company, and this instrument shall serve as the instructions to the Title Company as the escrow holder for consummation of the purchase and sale contemplated hereby. Sellers and Buyer agree to execute such reasonable additional and supplementary escrow instructions as may be appro priate to enable the Title Company to comply with the terms of this Agreement; provided, however, that in the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions, the terms of this Agreement shall control, unless a contrary intent is expressly indicated in such supplementary instructions.

               Section 8.2 Closing. The Closing hereunder shall be held and delivery of all items to be made at the Closing under the terms of this Agreement shall be made at the offices of Sellers' counsel (or such other location as the parties may agree) at 9:00 A.M. (San Francisco Time), on November 15, 1997 or such earlier or later date and time as Buyer and Sellers may mutually agree upon in writing (the "Closing Date"), in either case, with time being of the essence. Notwithstanding the foregoing, (i) Sellers and Buyer shall each have the right in its good faith business judgment (relating to consummation of the subject transaction or the financing thereof) to postpone the Closing Date until not later than November 24, 1997 (with time being of the essence) so long as Buyer or Sellers, as the case may be, delivers written notice to the other party not less than two (2) Business Days prior to the then scheduled Closing Date and (ii) the Closing Date for the December Properties shall be December 3, 1997 (with time being of the essence). Except as otherwise permitted under this Agreement, such date and time may not be extended without the prior written approval of both Sellers and Buyer.

               Section 8.3  Deposit of Documents.

               (a) At or before the Closing, Sellers shall deposit into escrow the following items:

                   (i) a duly executed and acknowledged Deed for each Fee Property;

                   (ii) four (4) duly executed and acknowledged counterparts of an Assignment of Ground Lease for each Leasehold Estate;

                   (iii) a duly executed and acknowledged Leasehold Improvements Deed for the Leasehold Improvements on each Leasehold Estate;

                   (iv) four (4) duly executed counterparts of the Assignment of Partnership Interests;

                   (v) four (4) duly executed counterparts of a Bill of Sale for each Fee Property and each Leasehold Property in the form attached hereto as Exhibit E (each, a "Bill of Sale");

                   (vi) four (4) duly executed counterparts of an Assignment and Assumption of Leases for each Fee Property and each Leasehold Property in the form attached hereto as Exhibit F (each, an "Assignment of Leases");

                   (vii) four (4) duly executed counterparts of an Assignment and Assumption of Contracts, Warranties and Guaranties and Other Intangible Property for each Fee Property and each Leasehold Property in the form attached hereto as Exhibit G (each, an "Assignment of Contracts");

                   (viii) four (4) duly executed counterparts of an agreement designating the Title Company as the "Reporting Person" for the transaction contemplated hereby pursuant to Section 6045(e) of the Federal Code and the regulations promulgated thereunder, substantially in the form of Exhibit H attached hereto (the "Designation Agreement");

                   (ix) four (4) duly executed counterparts of such disclosures and reports (including withholding certificates) as are required by applicable state and local law in connection with the conveyance of the Properties; and

                   (x) the Sellers' Affidavit; and

                   (xi) an affidavit pursuant to Section 1445(b)(2) of the Code, and on which Buyer is entitled to rely, that no Seller is a "foreign person" within the meaning of Section 1445(f)(3) of the Code.

               (b) At or before Closing, Buyer shall deposit into escrow the following items:

                   (i) the Purchase Price;

                   (ii) four (4) duly executed and acknowledged counterparts of an Assign ment of Ground Lease for each Leasehold Estate;

                   (iii) four (4) duly executed counterparts of each Assignment of Partner ship Interests;

                   (iv) four (4) duly executed counterparts of each Bill of Sale;

                   (v) four (4) duly executed counterparts of each Assignment of Leases;

                   (vi) four (4) duly executed counterparts of each Assignment of Contracts;

                   (vii) four (4) duly executed counterparts of the Designation Agreement

                   (viii) two (2) duly executed counterpart of Buyer's As-Is Certificate and Agreement, substantially in the form of Exhibit I attached hereto; and

                   (ix) four (4) duly executed counterpart of such disclosures and reports as are required by applicable state and local law in connection with the conveyance of the Properties.

               (c) Buyer and Sellers shall endeavor in good faith to agree on the final, execution form of all of the documents referred to above on or before October 31, 1997. Buyer and Sellers shall each deposit such other instruments as are reasonably required by the Title Company or otherwise required to close the escrow and consummate the purchase and sale of the Properties in accordance with the terms hereof; provided, that Sellers shall not be required to provide any indemnities or affidavits or to escrow any funds other than the Sellers' Affidavit.

               (d) Sellers shall deliver to Buyer originals of the Leases (or, if originals are not available, copies certified by the applicable Seller to be true and correct to such Seller's knowledge), copies (or, if available, originals) of the tenant correspondence files of the Real Properties in Sellers' possession, a set of keys to each Real Property and originals (or copies, if originals are not available) of any other items in Sellers' possession relating to the use, ownership, operation, maintenance, leasing, repair, alteration, management or development of the Real Properties, all within five (5) Business Days after the Closing Date. Following the Closing, Buyer shall make all Leases, Contracts, other documents, books, records and any other materials in its possession, to the extent the same relate to the period of Sellers' ownership of the Properties, available to Sellers or their representatives for inspection and/or copying at reasonable times and upon reasonable notice.

               Section 8.4 Estoppel Certificates. (a) Sellers shall use their reasonable efforts (without incurring any additional expense) to obtain prior to the Deposit Date (and, if not by then, as soon as reasonably practicable thereafter) tenant estoppel certificates from each Tenant in the form attached hereto as Exhibit J; provided, however, that if a form of estoppel certificate is attached to or otherwise prescribed in a particular lease document, that form (the "Prescribed Form") shall be deemed to be acceptable to Buyer in the event that any Tenant is unwilling to sign the form attached hereto as Exhibit J. It shall be a condition to Buyer's obligation to close the sale and purchase of a Property that on or before the Closing the applicable Seller delivers to Buyer tenant estoppel certificates substantially in the form attached hereto as Exhibit J (or in the Prescribed Form, if applicable) from (i) Tenants occupying seventy-five percent (75%) of the total leased square footage of the aggregate Pool A Proper ties; (ii) Tenants occupying seventy-five percent (75%) of the total leased square footage of the aggregate Pool B Properties; (iii) Significant Tenants occupying seventy-five percent (75%) of the total leased square footage covered by such Significant Tenants' Leases with respect to the aggregate Pool A Properties and (iv) Significant Tenants occupying seventy-five percent (75%) of the total leased square footage covered by such Significant Tenants' Leases with respect to the aggregate Pool B Properties (75%, with respect to each of preceding clauses (i)-(iv), the "Required Percentage"); provided, however, if such Seller is unable to obtain the aforesaid tenant estoppel certificates from Tenants or Significant Tenants (as the case may be) occupying the Required Percentage, such Seller may, but shall not be obligated to, provide a certificate to Buyer, with respect to such missing estoppel certificates, as chosen by such Seller, represent ing those Tenants or Significant Tenants (as the case may be) whose Leases cover not more than ten percent (10%) of the total leased square footage to equal or exceed the difference between the Required Percentage and the percentage of the gross leaseable area covered by the estoppel certificates received by Buyer as to all other Tenants or Significant Tenants (as the case may be) to the effect that (except as disclosed in the Due Diligence Materials or in the Leases to which such estoppels relate): (i) to such Seller's knowledge the Leases for those Tenants or Significant Tenants (as the case may be) are in full force and effect; (ii) the amount of the Tenants' or Significant Tenants' security deposits; (iii) the dates through which rent has been paid; (iv) neither such Seller nor, to such Seller's knowledge, any of those Tenants or Significant Tenants (as the case may be) is in default thereunder; (v) a true, correct and complete copy of the Leases are attached; (vi) the Leases expire on the dates specified and are not subject to any renewal or extension options, except as specified, and (viii) there are no options to purchase or rights of first refusal except as specified. Buyer shall be obligated to accept such Seller's certification in lieu of any missing estoppel certificates up to such ten percent (10%) level. Such Seller's representations and warranties in the certificate shall survive the Closing, provided that (i) Buyer must give such Seller a Claim Notice with respect to any claim it may have against such Seller for a breach of any such representation and warranty by June 30, 1998, and must commence litigation (if any) relating to such Claim Notice not later than December 31, 1998 (and any claim that Buyer may have that is not so asserted, or litigation by Buyer that is not so commenced, shall not be valid or effective and such Seller shall have no liability whatsoever with respect thereto) and (ii) any certificate delivered by such Seller pursuant to this Section 8.4 shall cease to survive the Closing to the extent specifically confirmed by a tenant estoppel certificate delivered by a Tenant or a Significant Tenant. In no event shall the minimum thresholds to Buyer's recovery set forth in Section 4.4(a) apply to any certificates delivered by any Seller (but Buyer's recovery under any such certificates shall be limited by the maximum limitations set forth in Section 4.4(a)).

               (b) Sellers shall use all reasonable efforts (without incurring any additional expense) to obtain prior to the Deposit Date (and, if not by then, as soon as reasonably practicable thereafter) estoppel certificate from the ground lessor of each Ground Lease, substantially in the form attached hereto as Exhibit M..

               Section 8.5  Prorations.

               (a) Rents, including, without limitation, percentage rents, escalation charges for Real Estate Taxes, parking charges, marketing fund charges, operating expenses, main tenance escalation rents or charges, cost-of-living increases or other charges of a similar nature ("Additional Rents"), and any additional charges and expenses payable under Leases, all as and when actually collected (whether such collection occurs prior to, on or after the Closing Date); Real Estate Taxes and personal property taxes, including refunds with respect thereto, if any; the current installment (only) of any improvement bond or assessment that is a lien on any Property or that is pending and may become a lien on any Property; water, sewer and utility charges; amounts payable under any existing Contract, Contract entered into after the Effective Date and in accordance with this Agreement or Ground Lease; annual permits and/or inspec tion fees (calculated on the basis of the period covered); and any other income or expenses relating to the operation and maintenance of each Property (other than any Leasing Costs and free rent which shall be prorated as provided in Section 7.2), shall all be prorated as of 12:01 a.m. Eastern Standard Time on the Closing Date, on the basis of a 365-day year, with Buyer deemed the owner of the Properties on the entire Closing Date. Any delinquent rents or expense reimbursements collected after the Closing shall be applied as follows: (i) first, to the current month in which such rents or reimbursements are collected; (ii) second, to the calendar month in which the Closing occurs (the "Closing Month"); (iii) third, to the month immediately preceding the Closing Month; (iv) fourth, to the month immediately succeeding the Closing Month; (v) fifth, to the month immediately preceding the month specified in clause (iii); (vi) sixth, to the month immediately succeeding the month specified in clause (iv); (vii) seventh, to all remaining post-Closing delinquencies; and (viii) thereafter, to all remaining pre-Closing delinquencies, provided that in no event will Buyer be entitled to receive any payments on or under the promissory notes or other agreements referred to in
Section 8.8. Buyer shall use reasonable efforts until June 30, 1998 to collect any delinquent rents that accrued prior to the Closing Date, provided that in no event shall Buyer be required to sue any Tenant, terminate any Lease or threaten to do same (but Sellers shall have the right to commence and pursue litigation against any Tenant to collect delinquent rents and/or expense reimbursements, provided that (i) Sellers may not seek as a remedy in any such litigation the termination of any Leases or the dispossession of any Tenant, (ii) Sellers may not initiate such litigation prior to June 30, 1998 and (iii) Sellers shall not initiate litigation with respect to any Tenant where the amount in dispute is less than $25,000.00). Each Seller agrees to forward any rents received by it after the Closing Date to Buyer for application in accordance with the provisions hereof. The amount of any security deposits that are required to be returned to Tenants under Leases shall be credited against the Purchase Price (and Sellers shall be entitled to retain such security deposits). Notwithstanding the foregoing terms of this Section 8.5(a), no Seller shall have any obligation to pay (and Buyer shall not receive a credit at Closing for) any Real Estate Taxes, personal property taxes or any other expense relating to the operation and maintenance of any Property, to the extent that Buyer is entitled after Closing to reimbursement of such amounts from Tenants under the Leases, regardless of whether Buyer actually collects such reimbursements from such Tenants, it being understood and agreed by Buyer and Sellers that the burden of collecting such reimbursements shall be solely on Buyer. With respect to all expense reimbursements and recoveries from Tenants, to the extent that any Seller has collected from the Tenants amounts in excess of that owed by the Tenants under the terms of their Leases with respect to the period prior to the Closing Date, Buyer shall receive a credit at Closing in the amount of such over-collection. In the event any Property has been assessed for property taxes purposes at such rates as would result in reassessment (i.e., "escape assessment" or "roll-back taxes") based upon the change in land usage or ownership of such Property resulting from or after the consummation of the transactions described in this Agreement, as between Buyer and Sellers, Buyer hereby agrees to pay all such taxes and to indemnify and save Sellers harmless from and against all claims and liability for such taxes.
Such indemnity shall survive the Closing.

               (b) With respect to the Partnership Interest, the prorations contemplated under subparagraph (a) of this Section 8.5 shall be calculated as if the Real Property and the Personal Property owned by the Partnership (rather than the Partnership Interest) were being sold as of the Closing, except that
(i) the net amount of all credits that would be applicable under such subparagraphs shall be determined in accordance with such subparagraphs and then multiplied by seventy-nine percent (79%), which reduced amount shall be used in lieu of the amount otherwise determined under such subparagraphs, and (i) the applicable Sellers shall receive a credit at the Closing for seventy-nine percent (79%) of the amount, as of 12:01 a.m. Eastern Standard Time on the Closing Date, by which the value of the Partnership's assets in the nature of working capital (excluding all Real Property owned by the Partnership and the Personal Property and any receivables or other assets taken into account as part of the calculation pursuant to subparagraph (a) of this Section 8.5, for the Partnership) exceeds its liabilities (excluding any expenses payable or other liabilities (such as security deposits) which are taken into account as part of the calculations pursuant to subparagraph (a) of this Section 8.5).

               (c) Sellers and Buyer hereby agree that if any of the aforesaid prorations cannot be calculated accurately on the Closing Date (including, without limitation, if any supplemental assessments are issued after the Closing as a result of events occurring prior to the Closing), then the same shall be calculated as soon as reasonably practicable after the Closing Date, and that if any Tenant is required to pay Additional Rents and such Additional Rents are not finally adjusted between the landlord and tenant under the applicable Lease until after the end of the 1997 calendar year, then such prorations shall be calculated as soon as reasonably practicable after such Additional Rents have been finally adjusted. Either party owing the other party a sum of money based on proration(s) calculated after the Closing Date shall promptly pay said sum to the other party, together with interest thereon at the rate of two percent (2%) per annum over the Prime Rate from the Closing Date to the date of payment, if payment is not made within ten (10) days after delivery of a bill therefor. If the real estate and/or personal property tax rate and assessments have not been set for the calendar year in which the Closing occurs, then the proration of such taxes shall be based upon the rate and assessments for the preceding calendar year, and such proration shall be adjusted between the applicable Seller and Buyer as soon as reasonably practicable after such tax rate or assessment has been set.

               (d) Buyer shall calculate the prorations contemplated by Section 8.5(c). Sellers and their representatives and auditors shall be afforded the opportunity to review all underlying financial records and work papers pertaining to the preparation of Buyer's proration statements, and Buyer shall permit Sellers and their representatives and auditors during regular business hours and upon reasonable prior written notice to have reasonable access to the books and records in the possession of Buyer or any party to whom Buyer has given custody of the same relating to the Properties to permit Sellers to review Buyer's proration statements. Buyer's proration statements shall be final and binding for purposes of this Agreement unless a Seller shall in good faith give written notice to Buyer of disagreement with the prorations contained therein within sixty (60) days following its receipt of Buyer's proration statements, specifying in reasonable detail the nature and extent of such disagreement; provided that if all such good faith disagreements with all Sellers total less than $25,000 in the aggregate, no further adjustments will be made. If Buyer and the applicable Seller are unable to resolve any disagreement with respect to Buyer's proration statements within ten (10) Business Days following receipt by Buyer of the notice referred to above and the total amount remaining in dispute is greater than $25,000, either party may pursue any remedy available for the resolution of such dispute. If the total amount remaining in dispute is no more than $25,000, the dispute shall be deemed to have been resolved in favor of Buyer's proration statements prepared by Buyer and as modified to reflect the resolution of the disputes, if any, upon which the parties have agreed.

               (e) Sellers shall pay one-half of recording and escrow fees. Buyer shall pay the costs of the Title Commitments, Title Policies and all endorsements thereto and all PTRs, and Survey updates, one-half of recording and escrow fees and all costs of any appraisal, engineering and environmental reports not delivered by Sellers. Sellers and Buyer shall allocate and pay for transfer, excise and deed taxes in accordance with local custom (as set forth on Schedule 8.1.1 attached hereto). Sellers and Buyer shall each be responsible for paying their respective attorneys' fees and costs. Buyer and Sellers agree that, given the de minimis amount of Personal Property included within the Properties, no portion of the Purchase Price is allocable or attributable to such Personal Property.

               (f) Not later than 5:00 P.M. (San Francisco time) on October 1, 1997, Sellers will provide Buyer with Sellers' proposed "Allocated Purchase Price" for each Property, and the parties shall in good faith arrive at an agreed-upon "Allocated Purchase Price" for each Property (as so agreed, the "Allocated Purchase Price"). In the event that the parties have not agreed upon the Allocated Purchase Price by the Deposit Date, but Buyer funds the Deposit on the Deposit Date, Buyer will be deemed to have agreed to the Allocated Purchase Prices on which agreement has been reached and to Sellers' last proposed Allocated Purchase Price prior to the Deposit Date as to which agreement has not been reached. Buyer agrees that for purposes of any appeals relating to Real Estate Taxes after the Closing Date, Buyer shall not value the Properties in a manner (or otherwise take a position) inconsistent with the relative Allocated Purchase Prices set forth herein. The aggregate Allocated Purchase Prices in respect of the Pool A Properties shall equal $445,000,000 and the aggregate Allocated Purchase Prices in respect of the Pool B Properties shall equal $280,000,000.

               (g) Notwithstanding anything to the contrary herein, to the extent set forth in Section 8.7 Sellers reserve the right to protest any Real Estate Taxes relating to the period prior to the Closing Date and to receive and retain any refunds on account of such Real Estate Taxes.

               (h) The obligations of Sellers and Buyer under this Section 8.5 shall survive the Closing until June 30, 1998.

               Section 8.6 Discharge of Sellers' Bonds. With respect to any performance bonds or other bonds relating to work in progress at a Property (collectively, "Sellers' Bonds") that were paid for or otherwise procured by a Seller or its Affiliates and remains in effect after the Closing Date, Buyer shall within thirty (30) days after the Closing Date replace such Sellers' Bonds with equivalent bonds procured by Buyer and cause Sellers to be fully discharged and released from any and all liability or obligation under the Sellers' Bonds.

               Section 8.7 Tax Certiorari Proceedings. Sellers are hereby authorized, but not obligated, to (a) commence (prior to the Closing Date) or continue (after the Effective Date and after the Closing Date) any proceeding for the reduction of the assessed valuation of any Property for any tax year which, in accordance with the laws and regulations applicable to such Property, requires that, to preserve the right to bring a tax certiorari proceeding with respect to such tax year, such proceeding be commenced prior to the Closing Date and (b) endeavor to settle any such proceeding in Sellers' discretion; provided, however, that if such proceeding is (i) for a tax year in which the Closing Date occurs or would affect such tax year or any subsequent tax year, such settlement shall not be made without Buyer's prior consent, which consent shall not be unreasonably withheld or delayed, and (ii) for a tax year which commences after the Closing Date, the right to continue and settle such proceeding, including, without limitation, any contracts or agreements with tax certiorari counsel with respect to any such tax year, shall be deemed assigned to and assumed by Buyer at the Closing. After the Closing, with respect to any Property, (i) Sellers shall retain all rights (subject to any rights of Tenants under their Leases) with respect to any tax year ending prior to the tax year (and all refunds relating thereto) in which the Closing Date occurs, and shall have the sole right to participate in and settle any proceeding relating thereto (provided, that such settlement does not affect the assessed tax value for any subsequent tax year), and (ii) Buyer shall have all rights (subject to any rights of Tenants under their Leases) with respect to any tax year (and all refunds relating thereto) which ends after the Closing Date; provided, however, that if the proceeding is for a tax year in which the Closing Date occurs, such settlement shall not be made without Buyer's prior consent, which consent shall not be unreasonably withheld or delayed. With respect to any such proceeding for a tax year in which the Closing Date occurs (whether commenced by Sellers or Buyer), any refund or credit of taxes for such tax year shall be applied first to the unreimbursed out-of-pocket expenses, including reasonable counsel fees, necessarily incurred in obtaining such refund or credit, and second, to any Tenant entitled to same, and the balance shall be apportioned between Sellers and Buyer as of the Closing Date in accordance with the proportion of the applicable tax year occurring before and after the Closing Date. In each case, the party which prosecuted the proceeding shall deliver to the other copies of receipted tax bills and any decision or settlement agreement evidencing the reduction in taxes. If any refund shall be received by Sellers which is for the account of Buyer as provided in this Section 8.7, then Sellers shall hold Buyer's share thereof in trust for Buyer and, promptly upon receipt thereof, pay such share to Buyer or any other party entitled to same as provided above. If any refund shall be received by Buyer which is for the account of Sellers as provided in this Section 8.7, then Buyer shall hold Sellers' share thereof in trust for Sellers and, promptly upon receipt thereof, pay such share to Sellers or any other party entitled to same as provided above. Each party shall execute any and all consents or other documents as may be reasonably necessary to be executed by such party so as to permit the other party to commence or continue any tax certiorari proceeding which such other party is authorized to commence or continue pursuant to the terms of this Section 8.7, or to collect any refund or credit with respect to any such tax proceeding. The provisions of this
Section 8.7 shall survive the Closing.

               Section 8.8 Tenant Obligations. Notwithstanding anything herein that may be construed to the contrary (including, without limitation, Section 8.5), promissory notes or other agreements (other than the Leases) delivered to a Seller that evidence, deal with or otherwise relate solely to a Tenant's rental or expense reimbursement obligations under its Lease that, as of the Closing Date, are or were past due, shall not be conveyed to Buyer and shall be retained by Sellers. Sellers agree that in enforcing their rights against Tenants under any such promissory notes or other agreements, Sellers will not seek to exercise any remedies that may be available to them under the affected Leases.


                                   ARTICLE IX

                                  MISCELLANEOUS

               Section 9.1 Notices. Any notices required or permitted to be given hereunder shall be given in writing and shall be delivered (a) in person,
(b) by certified mail, postage prepaid, return receipt requested, (c) by a commercial overnight courier that guarantees next day delivery and provides a receipt, or (d) by legible facsimile (followed by hard copy delivered in accordance with preceding subsections (a)-(c)), and such notices shall be addressed as follows:

                  To Buyer:  Spieker Properties, L.P.
                             2180 Sand Hill Road, Suite 200
                             Menlo Park, California  94025
                             Attn:  Craig Vought
                                    Sara Reynolds
                             Facsimile No. (415) 233-3838
            with copies to:  Orrick, Herrington & Sutcliffe LLP
                             Old Federal Reserve Bank Building
                             400 Sansome Street
                             San Francisco, California  94111-3143
                             Attn:  David S. Fries
                             Facsimile No. (415) 773-5759

                             Bankers Trust Company
                             130 Liberty Street
                             New York, New York  10006
                             Attn:  Bromme H. Cole
                             Facsimile No. (212) 669-0790

                             Morrison & Foerster LLP
                             555 W. 5th Street
                             Los Angeles, California  90013
                             Attn:  Donald Berger
                             Facsimile No. (213) 892-5454

               To Sellers:   WCB Holdings Limited Partnership
                             450 Newport Center Drive
                             Suite 304
                             Newport Beach, California 92660-7640
                             Attn: Robert V. Neary, Esq.
                             Facsimile No.(714) 640-8399

            with a copy to:  Sullivan & Cromwell
                             125 Broad Street
                             New York, New York 10004
                             Attn: Anthony J. Colletta, Esq.
                             Facsimile No. (212) 558-3588

or to such other address as either party may from time to time specify in writing to the other party. Any notice shall be effective only upon receipt (or refusal by the intended recipient to accept delivery).

               Section 9.2 Entire Agreement. This Agreement, together with the Exhibits and Schedules hereto, contains all representations, warranties and covenants made by Buyer and Sellers and constitutes the entire understanding between the parties hereto with respect to the subject matter hereof. Any correspondence, memoranda or agreements between the parties, including, without limitation, the Confidentiality Agreement, or any oral or written statements made by a Seller, its Affiliates, employees or agents, are not binding on or enforceable against any party, and are superseded and replaced in total by this Agreement together with the Exhibits and Schedules hereto.

               Section 9.3 Time. Time is of the essence in the performance of each of the parties' respective obligations contained herein.

               Section 9.4 Attorneys' Fees. If either party hereto fails to perform any of its obligations under this Agreement or if any dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Agreement, then the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs (including costs of any trial or appeal therefrom) and reasonable attorneys' fees and disbursements.

               Section 9.5 No Merger. The obligations contained herein, the performance of which is contemplated after the Closing, shall not merge with the transfer of title to the Properties but shall remain in effect until fulfilled.

               Section 9.6 Assignment. Buyer's rights and obligations hereunder shall not be assignable, directly or indirectly, without the prior written consent of Sellers; provided, that Buyer may, by written notice delivered to Sellers not less than ten (10) Business Days prior to the Closing, designate any Affiliate of Buyer and/or Bankers Trust and/or any of its Affiliates (collectively, "Permitted Assignees") as grantee or assignee, as the case may be, of one or more of the Properties and the applicable Sellers shall convey at Closing such Property or Properties (on behalf of Buyer) in accordance with such written instructions, and such Permitted Assignees shall be entitled to enforce Sellers' post-Closing obligations with respect to such assigned Properties (including, without limitation, the assertion of any breaches of representations or warranties or covenants that survive Closing) independent of Buyer or any other Permitted Assignee (and as to Buyer's post-Closing obligations (e.g., to collect delinquent rent and to settle prorations) with respect to Properties purchased by Permitted Assignees, Sellers shall look to the Permitted Assignees). Nothing contained in the preceding sentence shall be deemed to diminish or otherwise affect the obligations of Buyer hereunder, including the obligations to pay the Purchase Price at Closing and to indemnify Sellers and the other Seller Parties in accordance with the terms hereof. Subject to the limitations described herein, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

               Section 9.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

               Section 9.8  Governing Law; Jurisdiction and Venue.

               (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PARTIES RECOGNIZE THAT, WITH RESPECT TO SOME OF THE PROPERTIES, IT MAY BE NECESSARY FOR THE PARTIES TO COMPLY WITH CERTAIN ASPECTS OF THE LAWS OF OTHER STATES IN ORDER TO CONSUMMATE THE PURCHASE AND SALE OF SUCH PROPERTIES PURSUANT HERETO. THE PARTIES AGREE TO COMPLY WITH SUCH OTHER LAWS TO THE EXTENT NECESSARY TO CONSUMMATE THE PURCHASE AND SALE OF SUCH PROPERTIES. IT IS THE PARTIES' INTENT THAT THE PROVISIONS OF THIS AGREEMENT BE APPLIED TO EACH PROPERTY IN A MANNER THAT RESULTS IN THE GREATEST CONSISTENCY POSSIBLE.

               (b) For the purposes of any suit, action or proceeding involving this Agreement, Buyer hereby expressly submits to the jurisdiction of all federal and state courts sitting in the State of New York and consents that any order, process, notice of motion or other application to or by any such court or a judge thereof may be served within or without such court's jurisdiction by registered mail or by personal service, provided that a reasonable time for appearance is allowed, and Buyer agrees that such courts shall have the exclusive jurisdiction over any such suit, action or proceeding commenced by any party. In furtherance of such agreement, Buyer agrees upon the request of any Seller to discontinue (or agree to the discontinuance of) any such suit, action or proceeding pending in any other jurisdiction.

               (c) Buyer hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any federal or state court sitting in the State of New York and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

               Section 9.9 Waiver of Trial by Jury. EACH PARTY HEREBY WAIVES, IRREVOCABLY AND UNCONDITIONALLY, TRIAL BY JURY IN ANY ACTION BROUGHT ON, UNDER OR BY VIRTUE OF OR RELATING IN ANY WAY TO THIS AGREEMENT OR ANY OF THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH, THE PROPERTIES, OR ANY CLAIMS, DEFENSES, RIGHTS OF SET-OFF OR OTHER ACTIONS PERTAINING HERETO OR TO ANY OF THE FOREGOING.

               Section 9.10  Confidentiality and Return of Documents.

               (a) As a condition to Sellers' agreement to furnish and/or disclose Evaluation Material (as defined below) to Buyer, any Permitted Assignee(s) and their Affiliates and representatives for review and inspection, Buyer (on behalf of itself, any Permitted Assignee(s), and their respective Affiliates and representatives) hereby agrees to be bound by the terms set forth in this Section 9.10(a).

                    (i) "Evaluation Material" shall include all documents, and other written or oral information, as well as diskettes and other forms of electronically transmitted data, furnished to Buyer, a Permitted Assignee, or their respective officers, directors, employees, agents, advisors, Affiliates or representatives (collectively "Representa tives") by Sellers or their Affiliates relating to the Properties, as well as written memoranda, notes, analyses, reports, compilations, or studies prepared by Buyer or its Representatives (in whatever form of medium) that contain, or are derived from, such information provided by Sellers. Notwithstanding the foregoing, information provided by Sellers shall not constitute "Evaluation Material" if such information (i) is or becomes generally available to the public other than as a result of a disclosure by or through Buyer or its Representatives in contravention of this Section 9.10(a) or (ii) is or becomes available to Buyer from a source (other than Sellers) not bound, to the knowledge of Buyer, by any legal or contractual obligation prohibiting the disclosure of Evaluation Material by such source to Buyer.

                   (ii) Buyer agrees that it and its Representatives will use the Evaluation Material exclusively for the purpose of evaluating the merits of a possible purchase of the Properties as contemplated by this Agreement and not for any other purpose whatsoever. Buyer (on behalf of itself and its Representatives) further agrees that it will not disclose any Evaluation Material or use it to the detriment of Sellers or their Affiliates; provided, however, that Buyer may without liability disclose Evaluation Material (x) to any Representative of Buyer who needs to know such Evaluation Material for the purpose of evaluating the transactions described in this Agreement involving Sellers and the Properties and Buyer or its Permitted Assignee(s) (it being understood and agreed that Buyer shall be fully responsible for any disclosures by any such Person) and (y) pursuant to administrative order or as otherwise required by law.

                  (iii) In the event that Buyer desires to disclose Evaluation Material under the circumstances contemplated by clause (y) of the preceding paragraph, Buyer will (x) provide Sellers with prompt notice thereof, (y) consult with Sellers on the advisability of taking steps to resist or narrow such disclosure, and (z) cooperate with Sellers (at Sellers' cost) in any attempt that Sellers may make to obtain an order or other reliable assurance that confidential treatment will be accorded to designated portions of the Evaluation Material.

                   (iv) Buyer agrees that, in the event this Agreement is terminated prior to the consummation of the purchase and sale contemplated hereunder, all written Evaluation Material and all copies thereof will be returned to Sellers promptly upon Sellers' request. All analyses, compilations, studies or other documents prepared by or for Buyer and reflecting Evaluation Material or otherwise based thereon will be (at Buyer's option) either (x) destroyed or (y) retained by Buyer in accordance with the confidentiality restrictions set forth in this
        Section 9.10(a).

                    (v) Buyer acknowledges that significant portions of the Evaluation Material are proprietary in nature and that Sellers and their Affiliates would suffer sig nificant and irreparable harm in the event of the misuse or disclosure of the Evaluation Material. Without affecting any other rights or remedies that either party may have, Buyer acknowledges and agrees that Sellers shall be entitled to seek the remedies of injunction, specific performance and other equitable relief for any breach, threatened breach or anticipatory breach of the provisions of this agreement by Buyer or its Representatives.

                   (vi) Buyer agrees to indemnify and hold harmless Sellers from and against all loss, liability, claim, damage and expense arising out of any breach of this Section 9.10(a) by Buyer or any of its Representatives.

                  (vii) This Section 9.10(a) shall survive, if the Closing does not occur, any termination of this Agreement, but shall terminate upon the Closing.

               (b) Each Seller and Buyer hereby covenant that (i) prior to the Closing it shall not issue any press release or public statement (a "Release") with respect to the transactions contemplated by this Agreement without the prior consent of all parties to this Agreement, except to the extent required by law or the regulations of the Securities and Exchange Commission, and (ii) after the Closing, any Release issued by any Seller or Buyer shall be subject to the review and approval of all such parties (which approval shall not be unreasonably withheld). If any Seller or Buyer is required by law to issue a Release, such party shall, at least two (2) Business Days prior to the issuance of the same, deliver a copy of the proposed Release to the other parties for their review.

               (c) Each Seller agrees for a period of one (1) year after the Closing Date not to disclose capitalization rates and rates of return relating to the Properties (the "Confidential Information"), provided that such disclosure may be made (a) to any Person who is a member, partner, officer, director or employee of such Seller or counsel to or accountants of such Seller solely for their use and on a need-to-know basis, provided that such Persons are notified of Sellers' confidentiality obligations hereunder, (b) with the prior consent of Buyer, or (c) sub ject to the next sentence, pursuant to legal, regulatory or administrative process. In the event that a Seller shall receive a request to disclose any Confidential Information under clause (c) of the preceding sentence, such Seller shall (i) promptly notify Buyer thereof, (ii) consult with Buyer on the advisability of taking steps to resist or narrow such request and (iii) if disclosure is required or deemed advisable, reasonably cooperate with Buyer (at no cost to such Seller) in any attempt it may make to obtain an order or other assurance that confidential treatment will be accorded such Confidential Information.

               Section 9.11 Interpretation of Agreement. The article, section and other headings of this Agreement are for convenience of reference only and shall not be construed to affect the meaning of any provision contained herein. Where the context so requires, the use of the singular shall include the plural and vice versa and the use of the masculine shall include the feminine and the neuter. The term "person" shall include any individual, partnership, joint venture, corporation, trust, limited liability company, unincorporated association, any other entity and any government or any department or agency thereof, whether acting in an individual, fiduciary or other capacity.

               Section 9.12 Amendments. This Agreement may be amended or modified only by a written instrument signed by each of Buyer and Sellers (and, to the extent required, Guarantor).

               Section 9.13 No Recording. Neither this Agreement nor any memorandum or short form thereof may be recorded by Buyer.

               Section 9.14 No Third Party Beneficiary; Sellers' Obligations Several.

               (a) The provisions of this Agreement are not intended to benefit any third parties.

               (b) The obligations of each Seller under this Agreement are several and no Seller shall have any liability for the obligations of any other Seller hereunder.

               Section 9.15 Severability. If any provision of this Agreement, or the application thereof to any person, place or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other persons, places and circumstances shall remain in full force and effect.

               Section 9.16 Drafts not an Offer to Enter into a Legally Binding Contract. The parties hereto agree that the submission of a draft of this Agreement by one party to another is not intended by either party to be an offer to enter into a legally binding contract with respect to the purchase and sale of the Properties. The parties shall be legally bound with respect to the purchase and sale of the Properties pursuant to the terms of this Agreement only if and when the parties have been able to negotiate all of the terms and provisions of this Agreement in a manner acceptable to each of the parties in their respective sole discretion, including, without limitation, all of the Exhibits and Schedules hereto, and each of each Seller and Buyer have fully executed and delivered to each other a counterpart of this Agreement, including, without limitation, all Exhibits and Schedules hereto.

               Section 9.17 Further Assurances. Each party shall, whenever and as often as it shall be requested to do so by the other party, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any and all such other documents and do any and all other acts as may be necessary to carry out the intent and purpose of this Agreement.

               Section 9.18 Statutory Disclosure for Properties Located in the State of Oregon. With respect to the Real Properties located in the State of Oregon, Sellers make the following statutory disclosure:

        THE PROPERTY DESCRIBED IN THIS INSTRUMENT MAY NOT BE WITHIN A FIRE PROTECTION DISTRICT PROTECTING STRUCTURES. THE PROPERTY IS SUBJECT TO LAND USE LAWS AND REGULA TIONS, WHICH, IN FARM OR FOREST ZONES, MAY NOT AUTHORIZE CONSTRUCTION OR SITING OF A RESIDENCE AND WHICH LIMIT LAWSUITS AGAINST FARMING OR FOREST PRACTICES AS DEFINED IN OREGON REVISED STATUTES 30.930 IN ALL ZONES, BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIR ING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY APPROVED USES AND EXISTENCE OF FIRE PROTECTION FOR STRUCTURES.

               Section 9.19 Statutory Disclosure Regarding Boca Colonnade. With respect to the Real Property identified as Boca Colonnade, Sellers makes the following statutory disclosure:

        RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

               This clause does not represent a part of the agreement between the parties but is included in this Agreement for the sole purpose of complying with Section 404.056 of Florida Statutes which requires that any contract for sale and purchase of any building or execution of a rental agreement for any building contain the following notification.

               Section 9.20 Special Provisions Regarding Properties Located in the Commonwealth of Pennsylvania.

               (a) With respect to the Properties located in the Commonwealth of Pennsylvania, under the terms of the Pennsylvania Sewage Facilities Act of January 24, 1966, No. 537, P.L. 12535 as amended, Sellers make no representation or warranty that a tie-in or tap to a community sewage system currently exists or is available or that such system or any other utility systems or facilities are presently adequate for Buyer's use of such Properties, and Buyer agrees to assume full responsibility for contacting any agencies or utility companies in order to obtain service to such Properties and for any fee incurred or payment required in connection therewith.

               (b) WITH RESPECT TO THE PROPERTIES LOCATED IN THE COMMONWEALTH OF PENNSYLVANIA, THIS DOCUMENT MAY NOT SELL, CONVEY, TRANSFER, INCLUDE OR INSURE THE TITLE TO THE COAL AND RIGHT OF SUPPORT UNDERNEATH THE SURFACE LAND DESCRIBED OR REFERRED TO HEREIN, AND OTHER OWNER OR OWNERS OF SUCH COAL MAY HAVE THE COMPLETE LEGAL RIGHT TO REMOVE ALL OF SUCH COAL, AND, IN THAT CONNECTION, DAMAGE MAY RESULT TO THE SURFACE OF THE LAND AND ANY HOUSE, BUILDING OR OTHER STRUCTURE ON OR IN SUCH LAND, THE INCLUSION OF THIS NOTICE DOES NOT ENLARGE OR RESTRICT OR MODIFY ANY LEGAL RIGHTS OR ESTATES OTHERWISE CREATED, TRANSFERRED, EXCEPTED OR RESERVED BY THIS INSTRUMENT. (This notice is set forth in the manner provided in Section 1 of the Act of July 17, 1957, Pennsylvania Law 984, as amended, and is not intended as notice of unrecorded instruments, if any.)

               Section 9.21 Special Provision Regarding Broadbent Business Park. With respect to the Property identified as Broadbent Business Park, to the extent, if at all, Section 56-7-1 New Mexico Statutes Annotated 1978 is applicable to this Agreement, no indemnity obligation provided in this Agreement with respect to such Property shall extend to liability, claims, damages, losses or expenses, including attorney fees, relating to the construction, installation, alteration, modification, repair, maintenance, servicing, demolition, excavation, drilling, reworking, grading, paving, clearing, site preparation or development of any real property or of any improvement on, above or under real property and arising out of (a) the preparation or approval of maps, drawings, opinions, reports, surveys, change orders, designs or specifications by the indemnitee, or the agents or employees of the indemnitee, or (b) the giving of or the failure to give directions or instructions by the indemnitee, or the agents or employees of the indemnitee, where the giving of or failure to give directions or instructions is the primary cause of bodily injury to persons or damage to property.

               Section 9.22 Special Provisions Regarding Properties Located in the State of Colorado. Special taxing districts may be subject to general obligation indebtedness that is paid by revenues produced from annual tax levies on the taxable property within such districts. Property owners in such districts may be placed at risk for increased mill levies and excessive tax burdens to support the servicing of such debt where circumstances arise resulting in the inability of such a district to discharge such indebtedness without such an increase in mill levies. Buyer should investigate the debt financing requirements of the authorized general obligation indebtedness of such districts, existing mill levies of such district servicing such indebtedness, and the potential for an increase in such mill levies.

               Section 9.23 SEC Compliance. If it becomes reasonably necessary to do so in order to comply with applicable securities laws or the rules or regulations of the Securities and Exchange Commission, for a period of four (4) years after the Closing Date, Buyer and its agents shall have the right, at Buyer's sole cost and expense, to inspect and obtain copies of Sellers' books and records supporting the operation of the Properties for the period of three
(3) full calendar years preceding the calendar year which includes the Closing Date. Buyer shall give reasonable prior written notice to Sellers when Buyer wishes to exercise its right to inspect such books and records. Such inspection shall take place at the office of Sellers during normal business hours on a date and at a time reasonably convenient to Sellers and Buyer. The provisions of this
Section 9.23 shall survive the Closing.

               Section 9.24 No Marketing. Prior to the Closing Date or the earlier termina tion of this Agreement, Sellers shall not list any Property with any broker or otherwise, make or accept any offers to sell any Property, or enter into any contracts or agreements (whether binding or not) regarding any disposition of any Property.

               Section 9.25 Security for Sellers' Obligations. Sellers' payment obligations under Section 4.4, Section 8.4(a) and Section 8.5 are hereby guaranteed by Whitehall Street Limited Partnership V, a Delaware limited partnership ("Guarantor"). Notwithstanding anything herein that may be construed to the contrary, the aggregate liability of Sellers and Guarantor shall not under any circumstances exceed (i) $12,276,000.00 with respect to the


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



Pool A Properties and (ii) $7,724,000.00 with respect to the Pool B Properties (and any and all defenses to liability available to Sellers (other than as described below) shall also be available to Guarantor). Neither Guarantor's obligation to make payment or render performance in accordance with the terms of this Section 9.25 nor any remedy for the enforcement thereof shall be impaired, modified, stayed, released, limited, terminated or discharged in any manner whatsoever by any impairment, modification, change, release, limitation or stay of the liability of any Seller or its estate in bankruptcy or any remedy for the enforcement thereof, to the extent resulting from the operation of any present or future provision of the Bankruptcy Code of the United States or from the decision of any court interpreting any of the same, and Guarantor shall remain obligated under this Section 9.25 as if no such impairment, stay, modification, change, release or limitation had occurred. Guarantor waives any defense arising by reason of any disability or lack of capacity of any Seller. In any litigation between Buyer and Guarantor seeking a declaration of rights under this Section 9.25, damages for breach or any other remedy, the prevailing party shall recover its reasonable attorneys' fees and court costs.

               Guarantor acknowledges that it will benefit financially from the acquisition by Buyer of the Properties pursuant to the terms of the Agreement, that Buyer has informed Sellers that Buyer will not enter into the Agreement without Guarantor's executing this Sec tion 9.25, that Guarantor's executing of this Section 9.25 is a material inducement to Buyer's execution of, and performance of its obligations under, the Agreement, and that Buyer is relying on this Section 9.25 in entering into and performing its obligations under the Agree ment. The provisions of this Section 9.25 shall survive the Closing and shall terminate in all respects upon the expiration of Sellers' payment obligations under Section 4.4(b), Section 8.4(a) and Section 8.5.

               Section 9.26 Section 1031 Exchange. It is presently contemplated that Buyer may desire to effectuate a tax-deferred exchange (also known as a "1031" exchange) (an "Exchange") in connection with the purchase of a Property. Each applicable Seller hereby agrees to cooperate with Buyer in connection with one or more such Exchanges (including, without limitation, by executing documents consenting to the assignment of this Agreement to an exchange facilitator), provided that:

               (i) All documents executed by any Seller in connection with an Exchange shall be subject to the prior approval of such Seller and shall recognize that such Seller is acting and is making no representation or warranty that the transactions qualify as a tax-free exchange under Section 1031 of the Code or any applicable state or local laws and such Seller (or any other Seller Party) shall have no liability whatsoever if any such transactions fails to so qualify.

               (ii) Such Exchange shall not result in such Seller (or any Seller Party) incurring, assuming or otherwise becoming responsible for any additional costs, obligations or liabilities. Such Exchange shall not in any way delay the Closing.

               (iii) In no event shall such Seller be obligated to acquire any property or otherwise be obligated to take title, or appear in the records of title, to any property in connection with such Exchange.

               (iv) In no event shall Buyer's consummation of such Exchange constitute a condition precedent to Buyer's obligations under this Agreement, and Buyer's failure or inability to consummate such Exchange for any reason or for no reason at all shall not be deemed to excuse or release Buyer from its obligations under this Agreement.

               (v) In consideration of Sellers' agreement to provide to Buyer the accommodation described in this Section 9.26, Spieker Properties, L.P. (and all Permitted Assignees) hereby agree to indemnify Sellers for, and hold Sellers harmless against, any and all costs (including attorneys' fees), expenses, damages, claims and liabilities directly or indirectly arising out of any Exchange.

               Section 9.27 Kruse Woods-Land Option. (a) Sellers have disclosed to Buyer that Hayden Corporation and Broadbent Development Company have the right pursuant to Section 8 of the Second Amendment to Option Agreement (Kruse Woods-Land), dated as of May 30, 1996 (the "Option Agreement"), by and between Hayden Corporation, Broadbent Development Company and WCB Holdings, to cause WCB Holdings to purchase the Storm Water Parcel (as defined in the Option Agreement). Buyer and Sellers hereby agree to work together in good faith to structure a mutually acceptable plan of action in the event that Hayden Corporation and Broadbent Development Company retain or exercise the "put right" described in the preceding sentence.

               (b) In connection with the Kruse Woods Property, Buyer agrees that Buyer, as declarant, shall not unreasonably withhold or delay its approval of any request for declarant's consent submitted by Sellers or any WCB Entity, or otherwise unreasonably enforce its rights, as declarant, with respect to Sellers or the WCB Entities. This Section 9.27(b) shall survive the Closing.

               Section 9.28 Partnership Option. (a) The applicable Sellers hereby covenant and agree at Sellers' sole cost and expense with Buyer (i) to deliver an Exercise Notice (as defined in the Partnership Agreement) with respect to the Purchase Option (as defined in the Partnership Agreement) as soon as reasonably practicable on or after December 10, 1997 (but in any event, prior to the end of the Purchase Option Exercise Period (as defined in the

Partnership Agreement)); (ii) to effect the Purchase Option closing as soon as reasonably practicable after delivery of the Exercise Notice (but in any event, prior to the end of the Purchase Option Closing Period (as defined in the Partnership Agreement)); and (iii) immedi ately following the Purchase Option closing (and without payment of further consideration from Buyer), to execute and deliver to Buyer an Assignment of Partnership Interest conveying to Buyer a ten percent (10%) interest in the Partnership free and clear of any defects, liens, encumbrances or claims of any kind (and Buyer agrees to execute and deliver to such Sellers such Assignment of Partnership Interest and to grant any waivers under the Partnership Agreement that are necessary to permit such assignment).

               (b) Effective immediately after the completion of the transactions described in Section 9.28(a), the applicable Sellers agree with Buyer to amend Section 18 of the Partner ship Agreement so as to grant to Buyer a "purchase option" (with respect to such Sellers' then remaining interest in the Partnership), exercisable by Buyer not sooner than the date three (3) years after the closing contemplated by Section 9.28(a)(ii) and on substantially the same terms and conditions as the Purchase Option held by WCB (as defined in the Partnership Agreement) as of the Effective Date.

               Section 9.29 Consolidation of Pool A Properties and Pool B Properties. Buyer and Sellers agree that, notwithstanding anything to the contrary in this Agreement, in the event that Buyer fails to designate a Permitted Assignee as permitted by (and in accordance with) Section 9.6, this Agreement shall thereafter be deemed amended in the following respects: (a) existing Section 4.4(a)(ii) shall be deleted and replaced with the following:
"(ii) with respect to the Properties, the aggregate amount of all Claims (exclusive of Claims with respect to any estoppel certificates delivered by Sellers pursuant to Section 8.4(a)) for breach of Sellers' representations and warranties exceeds $10,000,000.00 (and, in such case, such Claims shall only be valid (and the Sellers shall only be liable) for the portion that exceeds $10,000,000.00); provided, however, notwithstanding any provision to the contrary herein or in any Closing Document, the total liability of all Sellers for any or all Claims (inclusive of Claims with respect to any estoppel certificates delivered by Sellers pursuant to Section 8.4(a)) with respect to any or all Properties shall not exceed $20,000,000.00."; (b) existing Section 7.7(iii) shall be deleted and replaced with the following: "(iii) if the amount of the damage or destruction as described in this Section 7.7 exceeds ten percent (10%) of the Purchase Price ..."; (c) the portion of the second sentence of Section 8.4(a) preceding the proviso shall be deleted and replaced with the following: "It shall be a condition to Buyer's obligation to close the sale and purchase of a Property that on or before the Closing the applicable Seller delivers to Buyer tenant estoppel certificates substantially in the form attached hereto as Exhibit J (or in the Prescribed Form, if applicable) from (i) Tenants occupying seventy-five percent (75%) of the total leased square footage of the aggregate Properties; and (ii) Significant Tenants occupying seventy-five percent (75%) of the total leased square footage covered by such Significant Tenants' Leases with respect to the aggregate Properties (75%, with respect to each of preceding clauses (i)-(ii), the "Required Percentage");" (d) the final sentence of Section 8.5(f) shall be deleted; and (e) the second sentence of Section 9.25 shall be deleted and replaced with the following: "Notwithstanding anything herein that may be construed to the contrary, the aggregate liability of Sellers and Guarantor shall not under any circumstances exceed $20,000,000.00 with respect to the Properties (and any and all defenses to liability available to Sellers (other than as described below) shall also be available to Guarantor)."

               The parties hereto have executed this Agreement as of the date first written above.


                             BUYER:    SPIEKER PROPERTIES, L.P.,
                                       a California limited partnership

                                       By:  Spieker Properties, Inc., a Maryland
                                            corporation, its General Partner



                                            By:_________________________________
                                               Name:
                                               Title:


                             SELLERS:  3000 PARK LANE

                                       WCB TWELVE, INC.,
                                       a Delaware corporation



                                       By: _____________________________________
                                           Name:
                                           Title:


                                       WCB TWELVE LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB TWELVE, INC.,
                                           a Delaware corporation,
                                           General Partner


                                           By: _________________________________
                                               Name:
                                               Title:

                                       PARKLANE LAND

                                       WCB NINETY-NINE LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB NINETY-NINE, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


                                       ACADEMY POINT II

                                       WCB II MORE Limited Partnership,
                                       a Delaware limited partnership

                                       By: WCB II MORE, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


                                       AEROTECH R & D

                                       WCB II MORE Limited Partnership,
                                       a Delaware limited partnership

                                       By: WCB II MORE, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:

                                       CAPITAL CITY PLAZA

                                       WCB FOURTEEN LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB FOURTEEN, INC.,
                                           a Delaware corporation
                                           General Partner



                                           By: _________________________________
                                               Name:
                                               Title:


                                       BLACK CANYON TECH CENTER

                                       WCB II MORE Limited Partnership,
                                       a Delaware limited partnership

                                       By: WCB II MORE, Inc.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:

                                       BOCA COLONNADE

                                       WCB EIGHTEEN LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB EIGHTEEN, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:



                                       BOCA LAND

                                       WCB EIGHTEEN LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB EIGHTEEN, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


                                       BROADBENT BUSINESS PARK

                                       WCB ONE LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB ONE, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:

                                       BROADBENT LAND

                                       WCB TWENTY-ONE LIMITED
                                       PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB TWENTY-ONE, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


                                       MILWAUKIE MARKETPLACE

                                       WCB SEVEN LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB SEVEN, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


                                       MOUNTAIN TOWER

                                       WCB II MOUNTAIN TOWER L.P.,
                                       a Delaware limited partnership

                                       By: WCB II MOUNTAIN TOWER, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:

                                       OLD CITY HALL

                                       WCB THREE LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB THREE, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


                                       PIONEER PLAZA

                                       WCB SIX LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB SIX, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


                                       POWELL VALLEY

                                       WCB SIX LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB SIX, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:

                                       SHUTE PARK PLAZA

                                       WCB SIX LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB SIX, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


                                       SMITH'S HOME FURNISHINGS

                                       WCB SIX LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB SIX, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


                                       SUMMIT PARK

                                       WCB ONE LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB ONE, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:

                                       SUMMIT PARK LAND

                                       WCB NINETY-NINE LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB NINETY-NINE, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


                                       TUCSON TECH CENTER

                                       WCB II MORE Limited Partnership,
                                       a Delaware limited partnership

                                       By: WCB II MORE, Inc.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


                                       VICTOR CORPORATE PARK

                                       WCB THREE LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB THREE, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:

                                       WESTBOROUGH II

                                       WCB TWENTY-TWO LIMITED
                                       PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB TWENTY-TWO, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


                                       WESTBOROUGH III & IV

                                       WCB TWENTY LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB TWENTY, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


                                       WESTBOROUGH LAND

                                       WCB TWENTY-FOUR LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       BY: WCB TWENTY-FOUR, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:

                                       CENTERPOINTE IRVINE

                                       WCB II MORE Limited Partnership,
                                       a Delaware limited partnership

                                       By: WCB II MORE, Inc.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


                                       COMMERCE POINTE A/B/D

                                       WCB NINETEEN LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB NINETEEN, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


                                       COMMERCE POINTE LAND

                                       WCB NINETEEN LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB NINETEEN, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:

                                       EAST HILLS OFFICE PARK

                                       WCB THREE LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB THREE, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


                                       EAST HILLS OFFICE LAND

                                       WCB NINETY-NINE LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB NINETY-NINE, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


                                       FREMONT 3

                                       WCB II-S BRD Limited Partnership,
                                       a Delaware limited partnership

                                       By: WCB II-S BRD Gen-Par, Inc.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:

                                       GREENHAVEN OFFICE PARK

                                       WCB TWENTY-THREE LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB TWENTY-THREE, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


                                       GREENHAVEN LAND

                                       WCB NINETY-NINE LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB NINETY-NINE, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


                                       KRUSE WOODS CORPORATE PARK

                                       WCB FIFTEEN LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB FIFTEEN, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:

                                       KRUSE WOODS III

                                       WCB THIRTY-TWO LIMITED PARTNERSHIP,
                                       a Delaware limited partnership,

                                       doing business in Oregon as:
                                       WCB THIRTY-TWO LIMITED PARTNERSHIP,
                                       A LIMITED
                                       PARTNERSHIP OF DELAWARE

                                       By: WCB THIRTY-TWO, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


                                       KRUSE WOODS IV

                                       WCB TWENTY-NINE LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       BY: WCB TWENTY-NINE, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:

                                       LSI LOGIC

                                       WCB II-S BRD Limited Partnership,
                                       a Delaware limited partnership

                                       BY: WCB II-S BRD Gen-Par, Inc.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


                                       NORTH MARKET

                                       WCB TEN LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB TEN, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


                                       OAK CREEK I

                                       WCB II-S BRD Limited Partnership,
                                       a Delaware limited partnership

                                       BY: WCB II-S BRD Gen-Par, Inc.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:

                                       OAK CREEK II

                                       WCB II-S BRD Limited Partnership,
                                       a Delaware limited partnership

                                       By: WCB II-S BRD Gen-Par, Inc.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


                                       ONE PACIFIC SQUARE

                                       WCB FOUR LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB FOUR, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


                                       OVERLAND COURT I

                                       WCB TEN LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB TEN, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:

                                       OVERLAND COURT II

                                       WCB TEN LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB TEN, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


                                       OVERLAND COURT LAND

                                       WCB NINETY-NINE LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       BY: WCB NINETY-NINE, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


                                       PACIFIC CORPORATE PARK

                                       WHAMC Real Estate Limited Partnership,
                                       a Delaware limited partnership

                                       By: WHAMC Gen-Par, Inc.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:

                                       PORT PLAZA I

                                       WCB TEN LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB TEN, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


                                       PORT PLAZA II

                                       WCB TEN LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB TEN, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


                                       PORT PLAZA LAND

                                       WCB NINETY-NINE LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB NINETY-NINE, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:

                                       SANTA CLARA COUNTY OFFICE BUILDING

                                       WCB II-S BRD Limited Partnership,
                                       a Delaware limited partnership

                                       By: WCB II-S BRD Gen-Par, Inc.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


                                       SORRENTO TECH CENTER

                                       WCB II-S BRD Limited Partnership,
                                       a Delaware limited partnership

                                       By: WCB II-S BRD Gen-Par, Inc.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


                                       STADIUM TOWERS PLAZA

                                       WCB THIRTEEN LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       BY: WCB THIRTEEN, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:

                                       STADIUM TOWERS LAND

                                       WCB TWENTY-SIX LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       BY: WCB TWENTY-SIX, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


                                       THE COMPLEX OFFICE

                                       WCB TWENTY-FIVE LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB TWENTY-FIVE, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:

                                       THE COMPLEX R&D

                                       WCB TWENTY-FIVE LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB TWENTY-FIVE, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:

                                       VINTAGE PARK OFFICE

                                       WCB SIXTEEN LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB SIXTEEN, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:

                                       AND

                                       WCB SEVENTEEN LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB SEVENTEEN, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:

                                       VINTAGE PARK R&D

                                       WCB SIXTEEN LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB SIXTEEN, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:

                                       AND

                                       WCB SEVENTEEN LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB SEVENTEEN, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:

                                       WESTRIDGE

                                       WCB II-S BRD Limited Partnership,
                                       A Delaware limited partnership

                                       BY: WCB II-S BRD Gen-Par, Inc.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


                                       WILSONVILLE BUSINESS PARK

                                       WCB NINE LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB NINE, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:

                                       WILSONVILLE LAND

                                       WCB TWENTY-SEVEN LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: WCB TWENTY-SEVEN, INC.,
                                           a Delaware corporation
                                           General Partner

                                           By: _________________________________
                                               Name:
                                               Title:


SOLELY FOR THE
PURPOSE OF SECTION 9.25

WHITEHALL STREET REAL ESTATE
LIMITED PARTNERSHIP V

By: WH ADVISORS, L.P. V,
    General Partner

    By: WH ADVISORS, INC. V,
        General Partner

By: _________________________________
    Name:
    Title: